                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           CORESTATES FINANCIAL CORP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

CoreStates Financial Corp
PO Box 7618
Philadelphia PA 19101-7618
215 973 3546

TERRENCE A. LARSEN
Chairman and
Chief Executive Officer
                                                          [LOGO OF CORESTATES
                                                           APPEARS HERE]
 March 4, 1997

 Dear Shareholder:

 CoreStates' Annual Meeting of Shareholders will be held on Tuesday, April 15, 1997 at 8:30 a.m. in the Ormandy Ballroom at the Doubletree Hotel located at Broad and Locust Streets, Philadelphia, Pennsylvania. You are cordially invited to attend.

 As highlighted in the accompanying annual report, our focus in the past year has been on the successful accomplishment of the Meridian merger, and upon significant corporate actions which we believe will add value for our shareholders.

 It is important that your shares be represented at the Annual Meeting whether or not you are able to attend personally. I urge you to sign and date the enclosed proxy card and return it in the enclosed envelope as soon as possible. Completing and returning the enclosed proxy card will not limit your right to vote in person or to attend the meeting.

 Thank you very much for your continued interest and support.

 Sincerely,

 /s/ Terrence A. Larsen

 Terrence A. Larsen

[LOGO OF CORESTATES FINANCIAL CORP APPEARS HERE]
PO Box 7618
Philadelphia, PA 19101-7618

                                                                  March 4, 1997

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD TUESDAY, APRIL 15, 1997

  Notice is hereby given that the Annual Meeting of Shareholders of CoreStates Financial Corp ("CoreStates") will be held in the Ormandy Ballroom at the Doubletree Hotel, located at Broad and Locust Streets, Philadelphia, Pennsylvania, at 8:30 A.M. Philadelphia time, on Tuesday, April 15, 1997, for the following purposes:

    1. To elect five directors;

    2. To approve the adoption of the Amended and Restated Directors' Stock Plan (1997);

    3. To approve the adoption of the Amended and Restated Long-Term Incentive Plan (1997);

    4. To ratify the selection of Ernst & Young LLP as CoreStates' independent auditors for the fiscal year ending December 31, 1997; and

    5. To transact such other business as may properly come before the meeting.

  Only those shareholders of record at the close of business on February 27, 1997 shall be entitled to vote at the meeting.

  WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING ON APRIL 15, 1997, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THIS WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON IF YOU WISH TO DO SO AT THE MEETING.

  A copy of CoreStates' Annual Report for its fiscal year ended December 31, 1996 is being mailed to shareholders together with this Notice.

                             By order of the Board of Directors

                             /s/ William L. Gaunt

                             William L. Gaunt
                             Secretary

[LOGO OF CORESTATES FINANCIAL CORP APPEARS HERE]
PO Box 7618
Philadelphia, PA 19101-7618

                                PROXY STATEMENT

  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CoreStates Financial Corp ("CoreStates") for use at the Annual Meeting of Shareholders to be held on April 15, 1997 and at any adjournments thereof. A form of proxy for holders of common stock of CoreStates ("CoreStates Common Stock") is being furnished for use at the meeting. The proxy statement and the form of proxy are being mailed on March 4, 1997, or as soon thereafter as possible, to all shareholders entitled to vote at the meeting. Execution of the accompanying proxy will not affect a shareholder's right to attend the meeting and vote in person. Any shareholder executing a proxy has the right to revoke it by delivering notice of revocation or a duly executed proxy bearing a later date to the Secretary of CoreStates at any time before the proxy is voted.

  Subject to the limitations described below, unless a proxy is revoked or contains other instructions, the shares represented by proxies in the accompanying form, if properly signed and returned, will be voted at the meeting FOR the election as directors of the nominees of the Board of Directors set forth below (Proxy Item 1), FOR the adoption of the Amended and Restated Directors' Stock Plan (the "Directors' Plan") (Proxy Item 2); FOR the adoption of the Amended and Restated Long-Term Incentive Plan (the "Long-Term Incentive Plan") (Proxy Item 3); and FOR the ratification of the selection of Ernst & Young LLP as CoreStates' independent auditors for the fiscal year ending December 31, 1997 (Proxy Item 4). However, if a broker or shareholder nominee limits on the proxy card the number of shares voted on a proposal or indicates that the shares represented by a proxy card are not voted on the proposal, such "non-votes" will not be voted on the proposal and will not be counted in determining the number of affirmative votes required for approval. The proxy card also provides that the persons authorized thereunder may, in the absence of instructions to the contrary, vote or act in accordance with their judgment on any other matter properly presented for action at the meeting.

  CoreStates intends to count shares of CoreStates Common Stock present in person at the Annual Meeting but not voting, and shares of CoreStates Common Stock for which it has received proxies but with respect to which holders of shares have abstained on any matter, as present at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of business.

  For voting purposes at the Annual Meeting, only shares affirmatively voted in favor of a proposal will be counted as favorable votes for such proposal. The abstention from voting with respect to any proposal by any shareholder who is present in person or by proxy at the Annual Meeting will have the same effect as a vote against such proposal. If a shareholder either records the fact of abstention or fails to vote in person or by proxy, such action is not considered a "vote cast" under the Pennsylvania Business Corporation Law.

  Pursuant to the Bylaws of CoreStates, the Board of Directors has fixed the close of business on February 27, 1997 (the "Record Date") as the time for determining shareholders of record entitled to notice of, and to vote at, the Annual Meeting. Each share of CoreStates Common Stock will entitle the holder thereof to one vote on all matters which may properly come before the meeting. As of February 27, 1997 there were issued and outstanding 212,356,878 shares of CoreStates Common Stock.

  Shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the CoreStates Record Date must be represented in person or by proxy at the CoreStates Annual Meeting in order for a quorum to be present for purposes of voting on the election of directors, the adoption of the Directors' Plan and the Long-Term Incentive Plan, and the ratification of the selection of auditors. Shares of CoreStates Common Stock owned, directly or indirectly, by it and controlled, directly or indirectly, by the board of directors, shall not be counted in determining the total number of outstanding shares for quorum purposes.

  If a shareholder is a participant in the CoreStates' Dividend Reinvestment and Share Purchase Plan, the proxy card sent to such shareholder will represent both the number of shares registered in the shareholder's name and the number of shares credited to the shareholder's Dividend Reinvestment and Share Purchase Plan account, and all such shares will be voted in accordance with the instructions on the proxy card.

  The cost of preparing, assembling and mailing the proxy materials will be paid by CoreStates. Georgeson & Company ("Georgeson"), Wall Street Plaza, New York, New York 10005, has been engaged by CoreStates to solicit proxies for use at the Annual Meeting. The anticipated fees of Georgeson are $9,000 plus expenses. To the extent necessary in order to ensure sufficient representation of shareholders at the Annual Meeting, the named solicitor and officers and employees of CoreStates and its subsidiaries may personally, by telephone or by other means, contact shareholders to request the return of proxies. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to beneficial owners in order to solicit authorizations for the execution of proxies. CoreStates will, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding such materials.

                             ELECTION OF DIRECTORS
                                   (ITEM 1)

  Following upon the resignation of Lawrence R. Pugh, a former director whose term would have expired in 1998, the Board of Directors of CoreStates has determined that the number of directors of CoreStates shall be fourteen (14). The Articles of Incorporation of CoreStates provide that the directors of CoreStates shall be divided into three classes, as nearly equal in number as possible, with such classes of directors serving staggered three-year terms of office. Accordingly, at each annual meeting of shareholders, a class consisting of approximately one-third of CoreStates' directors will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election and until their successors have been duly elected and qualified. Five nominees, as set forth below, are to be elected at this Annual Meeting to hold office until the Annual Meeting to be held in the year 2000 and until their successors are elected and qualified. The remaining 9 directors will continue to serve as set forth below. Each nominee is presently a director of CoreStates.

  In the absence of instructions to the contrary, shares of CoreStates' Common Stock represented by properly executed proxies will be voted for the five nominees listed below, all of whom have consented to be named and to serve if elected. CoreStates does not presently know of anything that would preclude any nominee from serving. Should any nominee for any reason become unable or unwilling to serve as director, the number of nominees to be elected will be reduced accordingly.

  Set forth below opposite their pictures are the names and ages of the nominees and continuing directors, their principal occupations and the year each individual began continuous service as a director of CoreStates or one of its predecessors. Each nominee and continuing director has held the position or former position shown or other executive positions with the same or an affiliated or predecessor entity for at least the past five years, except as otherwise indicated. Also shown with respect to each nominee and continuing director are directorships held in companies (other than CoreStates) which are required to file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act") or which are registered under the Investment Company Act of 1940 and certain other business or insurance companies. In addition, set forth opposite the name of each nominee and continuing director is the number of shares of CoreStates Common Stock ("Shares") beneficially owned as of February 20, 1997. Except as otherwise indicated in the Notes to Nominee and Continuing Director Information, the persons named possess sole voting and investment power with respect to the Shares shown opposite their names.

NOMINEE DIRECTORS--TERM EXPIRES 2000

-------------
                Ernest E. Jones, 52, Director since 1992.                    1,026 Shares

                     Executive Director of Greater Philadelphia Urban Affairs
                     Coalition.






-------------
-------------
                Marlin Miller, Jr., 64, Director since 1988.           18,649 Shares/(1)/

                     President, Chief Executive Officer, and Director of Arrow
                     International, Inc. (a manufacturer of medical products);
                     Director of Carpenter Technology Corp.





-------------
-------------
                James M. Seabrook, 63, Director since 1994.             7,256 Shares/(2)/

                     Chairman and Chief Executive Officer of Seabrook Brothers
                     & Sons, Inc. (frozen food processor); Director of Bell
                     Atlantic New Jersey until January 2, 1996; New Jersey
                     Manufacturers Insurance Company; and New Jersey Re-
                     Insurance Company.



-------------
-------------
                Peter S. Strawbridge, 58, Director since 1979.               2,641 Shares

                     Retired President and Director of Strawbridge & Clothier
                     (regional merchandising corporation), as of July 15, 1996.





-------------
-------------
                Judith M. von Seldeneck, 56, Director since 1996.       3,330 Shares/(3)/

                     President and Chief Executive Officer of The Diversified
                     Search Companies (an executive search firm); Director of Keystone Corporation, Tasty Baking Company; and Director of Meridian Bancorp, Inc., ("Meridian") from June 19,
                     1980 until April 9, 1996.



-------------

CONTINUING DIRECTORS--TERM EXPIRES 1999

--------------
                Terrence A. Larsen, 50, Director since 1986.              686,717 Shares/(4)/

                     Chairman and Chief Executive Officer of CoreStates;
                     Chairman of CoreStates Bank, N.A.; prior to August 1994,
                     Chairman, President, and Chief Executive Officer of
                     CoreStates, and CoreStates Bank, N.A.




--------------
--------------
                Samuel A. McCullough, 58, Director since 1996.             99,839 Shares/(5)/

                     Special Consultant to CoreStates from July 1, 1996;
                     President and Chief Operating Officer of CoreStates from
                     April 9, 1996 to June 30, 1996; Chairman, Chief Executive
                     Officer and Director of Meridian from January 19, 1978 until April 9, 1996; also, President of Meridian from May
                     1, 1995 until April 9, 1996.


--------------
--------------
                Patricia A. McFate, 64, Director since 1976.                     4,800 Shares

                     Senior Scientist and Program Director, Center for
                     National Security Negotiations of Science Applications
                     International Corporation (a systems engineering company); Senior Scientist of System Planning Corporation from October 1988 to July 1989; prior to October 1988,
                     President and Trustee of The American-Scandinavian
                     Foundation.

--------------
--------------
                Raymond W. Smith, 59, Director since 1984.                  5,305 Shares/(6)/

                     Chairman, Chief Executive Officer and Director of Bell
                     Atlantic Corporation (telecommunications and services corporation); Director of USAir (commercial aviation) and Westinghouse Electric Company.




--------------
--------------
                George Strawbridge, Jr., 59, Director since 1996.       5,145,701 Shares/(7)/

                     Private Investor; Adjunct Professor of Widener
                     University; owner and CEO of Augustin Stables; Director of Campbell Soup Company; Director of Meridian from
                     January, 1988 until April 9, 1996.




--------------

CONTINUING DIRECTORS--TERM EXPIRES 1998

--------------
                Robert W. Cardy, 60, Director since 1996.         1,180 Shares/(8)/

                     Chairman, President, Chief Executive Officer and
                     Director, Carpenter Technology Corp. (specialty steel and alloys manufacturer) since July 1, 1992; prior thereto, President, Chief Operating Officer and Director,
                     Carpenter Technology Corp. from November 1, 1990;
                     Director of Meridian from April 20, 1993 until April 9,
                     1996.

--------------
--------------
                Carlton E. Hughes, 65, Director since 1978.      11,250 Shares/(9)/

                     Chairman and Director of Stewart-Amos Steel, Inc.
                     (structural steel fabrication); former President,
                     Treasurer and Director of Stewart-Amos Equipment Co.;
                     Director of Irex Corporation and Arnold Industries, Inc.




--------------
--------------
                Herbert Lotman, 63, Director since 1990.        86,293 Shares/(10)/

                     Chairman, President and Chief Executive Officer of
                     Keystone Foods Corporation (food manufacturing and distribution); Director of Getty Petroleum Corporation from 1988 to 1996 and PCI Services, Inc. from 1991 to
                     1996.



--------------
--------------
                George V. Lynett, 53, Director since 1995.      33,720 Shares/(11)/

                     Publisher, The Scranton Times (newspaper company);
                     Secretary/Treasurer, Shamrock Communications, Inc.;
                     President, Towanda Daily Review; and President, Wyoming
                     County Press, Inc.




--------------

ACTION BY SHAREHOLDERS

  Election of the nominee directors requires the affirmative vote of the holders of a majority of the shares of CoreStates Common Stock present, either in person or by proxy, at the annual meeting and entitled to vote. A vote indicated as withheld from a nominee will not be cast for such nominee but will be counted in determining the presence of a quorum. There are no cumulative voting rights for the election of directors.

  WITH RESPECT TO THE ELECTION OF DIRECTORS (PROXY ITEM 1), THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

Notes to Nominee and Continuing Director Information

 (1) 1,600 of the Shares reported as owned by Mr. Miller are owned by his wife. Mr. Miller disclaims beneficial ownership of such Shares.

 (2) 2,000 of the Shares reported as beneficially owned by Mr. Seabrook are registered in the name of his daughter. Mr. Seabrook disclaims beneficial ownership of such Shares.

 (3) 1,604 of the Shares reported as beneficially owned by Ms. von Seldeneck are registered in her name as custodian for Kevin Clay von Seldeneck.

 (4) This includes 472,131 Shares which Mr. Larsen has the right to acquire immediately pursuant to presently exercisable stock options. Of the Shares reported as beneficially owned by Mr. Larsen, 2,025 are registered in the name of his daughter, 2,180 are registered in Mr. Larsen's name as custodian for his daughter; as to all such Shares, Mr. Larsen disclaims beneficial ownership. 175,607 of the Shares registered as beneficially owned by Mr. Larsen are registered in the joint names of Mr. Larsen and his wife. 5 Shares are held for Mr. Larsen by CoreStates Bank, N.A. as trustee under the CoreStates Employee Stock Ownership and Savings Plan.

 (5) Of the Shares reported as beneficially owned by Mr. McCullough, 169 are registered in Mr. McCullough's name as custodian for his daughter, 88 Shares are registered in the name of his wife and 138 Shares are held under the CoreStates Employee Stock Ownership and Savings Plan.

 (6) 800 of the Shares reported as beneficially owned by Mr. Smith are held in a charitable trust, of which Mr. Smith and his wife are co-trustees.

 (7) This includes: (i) 5,145,579 Shares reported as beneficially owned by Mr.
     G. Strawbridge which are held by a trust of which Mr. Strawbridge is co-trustee and has the power to revoke and (ii) 122 Shares owned jointly with one of his children. Additionally, Mr. G. Strawbridge disclaims beneficial ownership of (a) 6,125 Shares held by a trust revocable by Mrs. Strawbridge of which Mr. Strawbridge is co-trustee; (b) 6,417 Shares held by a trust created by Mr. Strawbridge's son of which he is co-trustee; (c) 1,225 Shares held by a trust for the benefit of his step daughter of which he is the co-trustee; and (d) 4,000 Shares held by a trust for the benefit of his nephew of which he is the co-trustee.

 (8) 490 of the Shares reported as beneficially owned by Mr. Cardy are owned by his wife. Mr. Cardy disclaims beneficial ownership of such Shares.

 (9) 735 of the Shares reported as beneficially owned by Mr. Hughes are held in an irrevocable trust, of which his wife is trustee, for the benefit of their grandchildren. Mr. Hughes disclaims beneficial ownership of such Shares.

(10) 42,629 of the Shares reported as beneficially owned by Mr. Lotman are owned by his wife. Mr. Lotman disclaims beneficial ownership of such Shares.

(11) 200 of the Shares reported as beneficially owned by Mr. Lynett are owned by his wife. 8,921 of the Shares reported as beneficially owned are registered in the name of his children, as to which Mr. Lynett disclaims beneficial ownership.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

  Information concerning the beneficial ownership of CoreStates Common Stock by directors is set forth above opposite the name of each director and in the Notes to Nominee and Continuing Director Information.

  The following table shows, as of February 20, 1997, the number of shares of CoreStates Common Stock beneficially owned, including shares which may be purchased through unexercised options, by the executive officers of CoreStates named in the Summary Compensation Table on page 15 except in respect to Mr. Larsen whose share ownership is reported above in the information concerning directors:

       Charles L. Coltman III    336,150 Shares
       Charles P. Connolly, Jr.  167,598 Shares
       Robert N. Gilmore           4,726 Shares
       Rosemarie B. Greco        231,035 Shares

  At February 20, 1997, the directors and executive officers of CoreStates as a group (21 persons) beneficially owned 7,035,477 shares of CoreStates Common Stock which represents approximately 3.28% of all outstanding shares. Mr. George Strawbridge, Jr. owned approximately 2.40% of the outstanding shares. No other director or officer beneficially owned more than 1% of the outstanding shares.

    Included in the share amounts shown are 3,867 shares held for Mr. Coltman, 5 shares held for each of Mr. Connolly, Mr. Gilmore and Ms. Greco and 14,260 shares held for other executive officers (other than Mr. Larsen) as a group by CoreStates Bank, N.A., as trustee under the CoreStates Employee Stock
Ownership and Savings Plan. Also included are options to acquire shares (exercisable immediately or within 60 days after February 20, 1997) held by:
Mr. Coltman--295,670; Mr. Connolly--146,433; Mr. Gilmore--0; Ms. Greco--
187,142 and the other executive officers (other than Mr. Larsen) of CoreStates as a group--162,858. The named individuals have sole voting and investment powers with respect to the shares owned.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of February 20, 1997, the following persons are known to CoreStates to be the beneficial owners of more than five percent of CoreStates' Common Stock.
In preparing the table shown below, CoreStates has relied, without further investigation, on the information contained on the copy of the Schedule 13G delivered to it, which was filed jointly by the respective reporting persons with the SEC under the Securities and Exchange Act of 1934. The numbers shown on the table should be interpreted in light of the related footnotes.

          NAME AND ADDRESS                      AMOUNT AND NATURE    PERCENT OF
        OF BENEFICIAL OWNER                  OF BENEFICIAL OWNERSHIP   CLASS
        -------------------                  ----------------------- ----------
The Capital Group Companies, Inc./(1)/......     14,106,670/(2)/     6.3%/(2)/
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071

--------
(1) The shares reported by The Capital Group Companies, Inc. relate to those attributable to the following two wholly-owned operating subsidiaries, including the shares reported by Capital Research and Management Company ("Capital Research") on a Schedule 13G filed with the Securities and Exchange Commission: (i) Capital Research, an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940; and
    (ii) Capital Guardian Trust Company, a Bank as defined in Section 3(a)(6) of the Exchange Act.

(2) The Capital Group Companies report sole voting power as to 170 shares and sole dispositive power as to 14,106,670 shares. These shares do not include any shares as to which Capital Research reports sole voting power, but do include 14,106,500 shares as to which Capital Research reports sole dispositive power. Capital Research is the beneficial owner of 14,106,500 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Act. Beneficial ownership is disclaimed by the reporting persons pursuant to Rule 13d-4 of the Exchange Act.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires CoreStates' officers and directors, and persons who own more than ten percent of a registered class of CoreStates' equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish CoreStates with copies of all Section 16(a) forms they file. There are no ten percent shareholders of CoreStates' equity securities.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, CoreStates believes that, for the period January 1, 1996 through December 31, 1996, all filing requirements applicable to its officers and directors were complied with, except for one late filing of a Form 4 regarding one transaction for Mr. Jones; a late filing of a Form 3 for Mr. G. Strawbridge; a late filing of a Form 4 regarding one transaction for Mr. G. Strawbridge; and a late filing of a Form 4 regarding one transaction for Mr. Lynett.

               DIRECTORS' MEETINGS, COMMITTEES AND COMPENSATION

  In 1996, eight meetings of the Board of Directors of CoreStates were held. Each incumbent director who served as a director of CoreStates during 1996, with the exception of Mr. Pugh, who resigned his directorship on December 31, 1996 because of a conflict with the CoreStates Board calendar, attended more than 75% of the aggregate number of meetings of the Board of Directors of CoreStates and of the Committees of the Board on which each such director served. The Board of Directors of CoreStates has certain standing committees including an Audit Committee, a Human Resources Committee, a Corporate Governance Committee, an Executive Committee, and an Investment and Funding Committee, the membership and functions of each of which are described below.

  During the first quarter of 1996 the membership of the Audit Committee consisted of Dr. McFate and Messrs. Hughes, M. Miller, Preston (Chairperson) and Shane; membership of The Human Resources Committee consisted of Messrs. Lotman, M. Miller, Preston, Smith (Chairperson) and P. Strawbridge; membership of the Corporate Governance Committee consisted of Messrs. Hughes (Chairperson), Jones, J. Miller, M. Miller and Dr. McFate; membership of the Executive Committee consisted of Dr. McFate and Messrs. Butler, Hughes, Larsen (Chairperson), J. Miller and Preston; and membership of the Investment and Funding Committee consisted of Messrs. Butler, J. Miller (Chairperson), Shane, Smith and Sorgenti. Board and committee membership changed after the first quarter of 1996 due to the merger with Meridian. Following April 16, 1996, the membership of the committees was as set forth below:

  The Audit Committee from April 16, 1996 forward consisted of Dr. McFate (Chairperson) and Messrs. Cardy, Hughes, and M. Miller. During 1996, the Audit Committee held four meetings. The functions of the Audit Committee include: review and examination of detailed reports of the internal auditors for CoreStates including reports on the fiduciary activities of banking subsidiaries; periodic meetings with the internal auditors and credit review personnel; review of reports of regulatory agencies having jurisdiction over CoreStates and certain banking and other subsidiaries and signing of such reports on behalf of the Board of Directors; evaluation of internal accounting controls for CoreStates and for the management of the fiduciary activities of banking subsidiaries; recommending engagement and continuation of engagement of independent auditors; and meetings with, and receiving and considering recommendations of, independent auditors of CoreStates.

  The Human Resources Committee from April 16, 1996 forward consisted of Ms. von Seldeneck (Chairperson), and Messrs. Cardy, Lotman, M. Miller, Smith, and Seabrook. Mr. Smith resigned from the committee in October. During 1996, the Human Resources Committee held five meetings. The Human Resources Committee's function is to: evaluate the performance of the Chief Executive Officer of CoreStates and report its assessment to the full Board of Directors; review, approve and recommend to the full Board changes in base compensation for senior officers of CoreStates and its banking subsidiaries; review, approve and recommend to the full Board material changes in CoreStates' benefit plans which significantly affect CoreStates' liabilities or the benefits provided to participants; administer the Incentive Compensation Plan for CoreStates Financial Corp and Participating Subsidiaries and the Long-Term Incentive Plan; review annually the salary budget with respect to CoreStates and its banking subsidiaries; review CoreStates' management development plans; and review other compensation and benefit plans of CoreStates and its subsidiaries.

  The Corporate Governance Committee from April 16, 1996 forward consisted of Messrs. Jones (Chairperson), Lotman, Lynett, Seabrook, G. Strawbridge and Ms. von Seldeneck. During 1996 the Corporate Governance Committee held two meetings. The Corporate Governance Committee's function is to make recommendations to the full Board of Directors with respect to: nominees for election as director at the Annual Meeting of shareholders; nominees to fill Board vacancies between annual shareholders' meetings; the composition of membership of the various standing committees of the Board of Directors of CoreStates; and other selected corporate governance matters.

  The Investment and Funding Committee from April 16, 1996 forward consisted of Messrs. Smith (Chairperson), Lynett and Pugh. In October 1996 Mr. Smith resigned and Dr. McFate and Mr. G. Strawbridge joined the Investment and Funding Committee, with Mr. Lynett being named Chairperson. The Investment and Funding Committee met five times during 1996. The Committee exercises general supervision over the investment portfolio and is responsible for the approval of policies and general supervision of the asset/liability management activities of CoreStates and its subsidiary banks. The Committee also exercises primary oversight responsibility for certain CoreStates' subsidiaries.

  The Executive Committee from April 16, 1996 forward consisted of Messrs. Larsen (Chairperson), Hughes, McCullough, Pugh, Smith and Dr. McFate. During 1996 the Executive Committee held three meetings. The primary functions of the Executive Committee include to act on behalf of the Board of Directors in between meetings; to provide the initial forum for discussion of management's major policy recommendations; oversight responsibility for the processing companies; and preliminary review of merger and acquisition activity.

  The By-laws of CoreStates provide that a shareholder may nominate a director at the Annual Meeting only if written notice (the "Notice") of such shareholder's intent is given by the shareholder and received by the Secretary of CoreStates not less than forty-five days prior to the date fixed for the Annual Meeting. The Notice shall contain or be accompanied by (a) the name and residence of such shareholder; (b) a representation that the shareholder is a holder of CoreStates' voting stock and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice; (c) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the rules and regulations established by the Securities and Exchange Commission under the Exchange Act (or pursuant to any successor act or regulation) had proxies been solicited with respect to such nominee by the management or Board of Directors of CoreStates; (d) a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which such nomination(s) are to be made by the shareholder; and (e) the consent of each nominee to serve as director of CoreStates if so elected.

  Prior to April 16, 1996 the following committees also existed: Corporate Community Development Committee, Asset Management and Trust Committee, and Banking Related Committee.

                            DIRECTORS' COMPENSATION

  Directors who are also officers of CoreStates or its subsidiaries do not receive any fees for Board or Committee meetings. For service during the first quarter of 1996 as a member of the Board of Directors of CoreStates, each director receiving fees was paid a fixed sum of $3,750, the first quarter retainer, and a fee of $1,000 for attendance at each meeting of the Board of Directors of CoreStates and, as applicable, each meeting of all committees of the Board of Directors and certain meetings attended at the request of CoreStates. In addition, a fixed sum of $2,000 was paid during the first quarter of 1996 to the Chairman of the Audit Committee, and $250 to the Chairman of each other Committee of the Board of Directors. Each member of the Audit Committee was paid the first quarter's retainer of $1,250 in addition to attendance fees.

  In April 1996 the fees for non-employee directors were changed to provide an annual retainer of $32,500 in a fixed sum, in addition to the 200 shares of Common Stock of CoreStates pursuant to the Stock Compensation Plan for Non-Employee Directors. Meeting fees were reduced to $500 for each meeting of the Board of Directors and each meeting of any Committee of the Board of Directors. The Chairman of the Audit Committee continued to receive an annual fixed sum of $8,000 and the annual fixed sum paid to the Chairman of each other Committee of the Board of Directors was changed to $5,000. The $5,000 annual fixed sum paid to each member of the Audit Committee remains unchanged.

  Directors of CoreStates who were also directors of CoreStates Bank, N.A. ("CBNA"), received for services rendered to CBNA during the first quarter of 1996, the first quarter's 1996 retainer of $1,875 and a fee of $750 for attendance at each meeting of the CBNA Board of Directors and, as applicable, each meeting of all Committees of the CBNA Board of Directors. When there was a joint meeting of a CoreStates committee and a CBNA committee, a single fee was applicable (which was the higher of the two fees), except for joint meetings of the Audit Committees where both attendance fees are paid. In addition, during the first quarter of 1996, the sum of $500 was paid to the Chairman of the CBNA Audit Committee and $250 to the Chairman of each other Committee of the CBNA Board of Directors. These fees were in addition to those fees described above paid for services to CoreStates.

  In April 1996 the fees for directors of CBNA were changed to provide an annual retainer of $15,000. The fee for attendance at each meeting of the Board of Directors of CBNA and, as applicable, each meeting of all Committees of the Board of Directors of CBNA was reduced to $500. The annual retainer paid to the Chairman of the CBNA Audit Committee was increased to $5,000 and the annual retainer paid to the Chairman of each other Committee was increased to $2,500. Each member of the Audit Committee receives an annual retainer of $2,500. As of April, 1996 there were no CBNA Directors who were also Directors of CoreStates.

  During 1996 Directors of CoreStates who were directors of CBNA regional advisory boards received an honorarium of $1,000 to be paid in lieu of retainer and attendance fees.

  Directors of CoreStates who were also directors of New Jersey National Corporation ("NJNC") and New Jersey National Bank ("NJNB") received for services rendered to such entities in 1996 a fixed sum of $5,000 and a fee of $750 for attendance at each concurrent meeting of the Boards of Directors of NJNC and NJNB and, as applicable, each meeting or concurrent meeting of all committees of the Boards of Directors. These fees were in addition to those fees described above paid for services to CoreStates.

  Under the Deferred Compensation Plan for Directors of CoreStates and CBNA (the "Directors' Deferred Plan"), directors of CoreStates and CBNA may elect prior to commencement of each term of service to defer payment of all or part of their directors' compensation. Amounts deferred are payable, as elected by the director, at the termination of the respective director's service to CoreStates or CBNA, the reaching of age 65, death, or a specified date, such payment to be made in a lump sum, in up to 10 annual installments or other method. Amounts deferred are credited to an unfunded directors' deferred compensation account. Amounts deferred after April 1, 1988 were credited with interest at an annual rate equal to 60% of the prime rate of CBNA (the "CBNA Prime Rate"). Beginning January 1, 1989, interest has been credited on deferrals at a rate determined by multiplying the CBNA Prime Rate by a decimal amount equal to 1 minus 118% of the highest marginal corporate tax rate for Federal income tax purposes. Amounts deferred on or before April 1, 1988 receive earnings based on one or more of three hypothetical investments as selected quarterly by each affected participant. These provide yields equal to the return on, and appreciate or depreciate to the same extent as, funds invested in the CoreStates Bond Fund, the CoreStates Liquidity Fund and the CoreStates Equity Fund, each of which is a collective investment fund managed by CoreStates Investment Advisers, Inc. The right to receive future payments under the Directors' Deferred Plan is an unsecured claim against the general assets of CoreStates or CBNA, as applicable. Payments of deferred compensation may be made only in cash.

  Additionally, in 1980, Hamilton Bank ("Hamilton") established a directors' deferred compensation plan whereby participating directors of Hamilton could elect to forego certain directors' fees or other compensation for a five-year period, from January 1, 1980 through December 31, 1984, in return for the undertaking of Hamilton to pay each participating director a specified amount in 120 equal payments beginning at age 65 or 70, or at death, if earlier. Hamilton has obtained life insurance, of which Hamilton is the beneficiary, on each participating director in an amount which will cover Hamilton's obligation to pay each such director. The directors participating in this plan are Carlton E. Hughes and Marlin Miller, Jr. Total payments to be made over the 10 year distribution period or at death, if earlier, to Messrs. Hughes and Miller are $233,400 and $178,800, respectively. Amounts expensed for 1996 under the plan in respect to Messrs. Hughes and Miller were, respectively, $14,092 and $10,795.

  Mr. McCullough also receives compensation pursuant to a consulting agreement with CoreStates dated April 8, 1996. Under the terms of this agreement, Mr. McCullough is to be paid 26 equal installments of $38,461.53 for consulting services including communication with CoreStates and former Meridian Bank customers; advising the top management of CoreStates as requested; and the representation of CoreStates with public bodies, industry associations and the like. The Consulting Agreement provides that Mr. McCullough shall make himself available for a maximum of 200 days during the consulting period, for a maximum of 10 hours per day. The consulting relationship terminates automatically on June 30, 1997, unless earlier terminated by CoreStates for cause. The agreement is subject to non-compete and similar provisions.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  CoreStates' subsidiaries have from time to time made loans to some officers and directors of CoreStates and to companies with which they are associated. Such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and did not involve more than normal risk of collectibility or present any unfavorable features.

                            EXECUTIVE COMPENSATION

                       HUMAN RESOURCES COMMITTEE REPORT

             COMPENSATION POLICIES FOR EXECUTIVE OFFICERS FOR 1996

  The Human Resources Committee of the Board of Directors (the "Committee") is composed entirely of independent, outside Directors, none of whom is a current officer or employee of CoreStates or any of its subsidiaries. The Board of Directors has delegated to the Committee the responsibility for establishing and administering CoreStates' executive compensation plans. The Committee consults with outside compensation consultants, attorneys and other specialists. The Committee's unanimous approval of CoreStates' executive compensation programs in 1996 was based on each Committee member's judgment and evaluation of the various factors underlying the overall compensation philosophy described below.

  Compensation policies for executive officers are intended to further the earnings of CoreStates and facilitate securing, retaining and motivating management employees of high caliber and potential. The persons eligible to receive awards under these policies are officers and other employees of CoreStates and its subsidiaries who are in positions in which their decisions, actions and counsel significantly impact upon the short and long-term goals and strategies of CoreStates.

  There are three components to executive compensation: base salary, annual incentive awards, and long-term incentive awards.

BASE SALARIES

  Base salaries for executives are competitive with incumbent salaries for peer positions in CoreStates' comparator group. The comparator group consists of 14 companies within the super-regional banking industry that have market, geographic and size similarities to CoreStates. All of these banks are contained within the Keefe, Bruyette, & Woods 50 Index, presented in the Comparative 5 Year Cumulative Total Return graph on page 19 of this proxy statement. CoreStates generally targets base salaries at or near the median or average rate paid for each job within the group. Published compensation surveys are utilized to monitor competitive pay levels, in addition to compensation information reported in competitors' proxy statements.

ANNUAL INCENTIVE AWARDS

  Executive officers participate in an annual cash award program, the Incentive Compensation Plan for CoreStates Financial Corp and Participating Subsidiaries. The Human Resources Committee of the Board of Directors determines the awards granted under the Incentive Compensation Plan. Award opportunity is based on the individual executive's grade level and a mix of predetermined corporate and individual performance goals.

CORPORATE PERFORMANCE

  One-hundred percent of the annual award for the Chief Executive Officer and for the other four most highly compensated executive officers of CoreStates is based on corporate performance. Eighty percent of the annual award for eligible officers other than the named executive officers is based on corporate performance measured the same way. For 1996 this component of the Incentive Compensation Plan was paid at 80% of the payout target. Three measures are used as indices of corporate performance: net income after capital charge (NIACC), earnings per share (EPS), and progress toward achieving cultural change objectives.

  NIACC measures both the quantity and the quality of corporate earnings. If CoreStates earns more than its required return (and therefore has a positive NIACC) shareholder value is created. The calculation of NIACC requires three pieces of data: net income, the amount of capital employed, and the required return on that capital. The corporate required return of 13% is a risk-adjusted rate of return related to investors' alternatives in the marketplace. Because CoreStates has an unusually high equity to asset ratio, NIACC is normalized for a 5% equity to asset ratio.

  Growth in earnings per share ("EPS") is a key measure of financial strength considered by the external financial community. The use of this measure facilitates external comparison and is easily understood.

  Cultural change improvement is measured based on progress in advancing the corporate culture with reference to: 1) CoreValues--People, Performance, Integrity, Teamwork, Diversity, and Communication 2) customer focus 3) commitment to quality 4) leadership 5) growth and learning 6) employee satisfaction 7) productivity, and 8) alignment measures. A combination of quantitative and qualitative measures is used to track results against these objectives including several routinely tracked statistics, such as the diversity of our workforce at all levels in CoreStates' organization, upward and lateral mobility of our people, employee retention, training and development participation, utilization of vendors and services owned by women and people of color, employee survey results, and other pertinent statistics. Quantitative progress on attaining improved implementation of corporate cultural change is measured through a survey of all CoreStates employees.

INDIVIDUAL PERFORMANCE

  For eligible officers other than for the named executive officers, twenty percent of the annual award is based on individual performance. Individual performance goals are designed to reflect a balance between attainable and "stretch" objectives and are specific to each plan participant. Individual performance objectives are established at the beginning of the year based on the functions and responsibilities of each executive's position (for example, sales targets, income goals, cost reduction objectives, etc.). Also included in the measure of individual performance are objectives that champion CoreValues and reflect or measure managerial performance. These people-focused objectives count for at least one-third of individual performance.

  Target awards are based on a percentage of the midpoint of the salary grade of each individual. Corporate and individual executive performance are evaluated, and payout levels are determined independently at zero or 50 to 150% of the payout targets.

LONG-TERM INCENTIVE PLAN

  This plan is designed to support the long-term strategic goals of CoreStates by providing equity opportunities for individual executives based on their level of responsibility. Ownership aligns the interests of participating officers and executives with the interests of CoreStates' shareholders and ties a significant portion of senior officer compensation to shareholder returns. Under Ownership Guidelines developed in 1993 for achievement by 1998 and approved by the Human Resources Committee, the suggested number of shares to be owned varies according to the executive's salary grade, and ranges from one times salary range midpoint for Executive Vice Presidents up to 2.5 times salary range midpoint for the CEO. Stock held through the CoreStates Employee Stock Ownership and Savings Plan is counted toward the guidelines, but unexercised stock options are not.

  The primary award vehicles for 1996 were incentive stock options (ISOs) and non-qualified stock options (NQSOs). The first $100,000 of each stock option award was granted in the form of ISOs, with the remaining portion granted in NQSOs. Stock option grants provide the grantees the opportunity to acquire common stock at a fixed price (the fair market value on the date of the grant) for a specified period of time (ten years).

  The practice of CoreStates is to keep long-term awards relatively constant from year-to-year. Stock option plans provide upside earnings potential through increases in stock value over the long term. Target awards for stock option grants are expressed as a percentage of the salary range midpoint for each participant. Actual awards may range from 75% up to 125% of the target award based on a present assessment of the long-term value of the participant's ongoing performance contribution to CoreStates. In determining these grants, the Human Resources Committee did not specifically consider the amount and value of stock currently held by individuals. For 1996 stock option awards averaged 100% of target for all participants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the Chief Executive Officer and the other four most highly compensated individuals who are executive officers as of the end of the year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. While it is the Committee's policy to preserve corporate tax deductions by qualifying compensation paid over $1 million to named executive officers, it also maintains the flexibility to approve compensation arrangements that it deems to be in the best interests of CoreStates and its stockholders but which may not always qualify for full tax deductibility.

SUMMARY

  Inherent in CoreStates' effort to create shareholder value are attention to financial performance and strength, and focused recognition of CoreStates' people as the cornerstone of the long-range competitive edge. Performance measures support the efforts to further corporate earnings and achieve a positive corporate culture. The ideal culture values all members of the workforce, maintains customer focus, and achieves excellence through commitment to quality.

               HUMAN RESOURCES COMMITTEE'S BASES FOR DETERMINING
                     THE COMPENSATION OF THE CEO FOR 1996

  The CEO's (Chief Executive Officer) base salary, and annual and long-term incentive award components are consistent with the spirit and objectives of CoreStates' executive compensation program as follows:

BASE SALARY

  The CEO's performance evaluation is a function of CoreStates' financial performance against goals. The initial rating is then modified as appropriate by the overall culture/people evaluation, as well as a relative assessment of CoreStates' performance versus its peer group. Finally, the preceding evaluation is further modified by the Board of Directors' assessment of the CEO's performance in such areas as leadership, strategic planning, culture/people initiatives, external relations, communication, and other important factors. The Human Resources Committee prepared a formal evaluation of actual results against these annual goals. The evaluation was supported by documents citing specific reasons for the rating and included an assessment of response to unplanned events or circumstances that required a significant commitment of time and resources.

  In the Human Resources Committee's evaluation of the CEO's performance, it was specifically noted that his individual actions and leadership have had a significant effect on CoreStates' overall financial and cultural change/people value results, enhancing ongoing value to shareholders through stock appreciation and growth in earnings available for dividends. The Committee's overall rating of the CEO's performance for the year was outstanding. Although it is CoreStates' practice to target at or near the median of the CEO's base salaries reported in the comparative group, the Human Resources Committee has chosen to focus on total compensation rather than solely on base pay.

ANNUAL INCENTIVE AWARD

  100% of the CEO's annual incentive award is based on corporate performance. For 1996 this was paid at 80% of target, based on NIACC, earnings per share, and corporate culture/people objectives as described in the preceding Annual Incentive Awards--Corporate Performance section on pages 11 and 12 of this proxy statement section with respect to other executive officers.

  An evaluation of corporate progress against the goals was reviewed and discussed by the Human Resources Committee, who determined the final payout levels for the CEO and the rest of the executive officers.

LONG-TERM INCENTIVE PLAN

  The CEO participates in the Long-Term Incentive Plan described above under "Compensation Policies for Executive Officers for 1996". In February 1996 the CEO was granted options based on 100% of the target for his position.

                           HUMAN RESOURCES COMMITTEE

                     Judith M. von Seldeneck, Chairperson

     Robert W. Cardy                                   Herbert Lotman
     Marlin Miller, Jr.                                James M. Seabrook

                          SUMMARY COMPENSATION TABLE

  The following table shows, for the fiscal years ending December 31, 1994, 1995 and 1996, the cash compensation paid by CoreStates and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the chief executive officer and the other four most highly compensated executive officers of CoreStates (collectively, the "Named Executives").

                 ANNUAL COMPENSATION                  LONG TERM
                 --------------------              ---------------
                                                   AWARDS  PAYOUTS
    NAME AND                          OTHER ANNUAL ------- -------  ALL OTHER
   PRINCIPAL          SALARY   BONUS  COMPENSATION OPTIONS  LTIP   COMPENSATION
    POSITION     YEAR  ($)*     ($)      ($)**       (#)   ($)***    ($)****
   ---------     ---- ------- ------- ------------ ------- ------- ------------
Terrence A.
 Larsen          1996 755,385 335,808    3,277     102,581       0    37,769
 Chairman and
  Chief          1995 687,981 575,683    3,396     148,750 458,544    33,750
 Executive Offi-
  cer            1994 670,692 527,710    2,578     119,000 293,543    33,535
Rosemarie B.
 Greco           1996 423,846 246,912        0      52,713       0    21,192
 President       1995 387,303 304,344    2,745      76,375 339,073    19,000
                 1994 358,077 278,982    2,449      91,650       0    16,923
Charles L.
 Coltman III     1996 413,846 177,520    2,558      52,713       0    20,692
 Vice Chairman   1995 387,308 304,344        0      76,375 127,152    19,000
                 1994 297,692 278,982        0      91,650  66,969    14,885
Charles P.
 Connolly, Jr.   1996 295,385 105,632      962      24,164       0    14,769
 Vice Chairman   1995 275,192 155,866      957      35,125  84,758    13,500
 CoreStates
  Bank, N.A.     1994 238,269 142,877    2,852      45,150  50,203    11,913
Robert N. Gil-
 more*****       1996 268,462  68,852        0      20,557       0    13,423
 Executive Vice
  President      1995 265,000 118,037        0      29,625 127,152    13,000
 and Chief
  Processing     1994 246,154 108,200        0      35,500  66,969    12,308
 Services
  Officer

--------
*Annual Salary is reported for the calendar year
**Other Annual Compensation includes Financial Planning
***Performance Units Awards.
  . No remaining performance unit awards to be paid out.
  . Half of award value net of taxes is paid in cash, the other half in stock.
****All other compensation consists of compensation from savings and retirement plans as follows:
  . The CoreStates Employee Stock Ownership and Savings Plan provides investment choices and company matches to individual contributions. Corporation contributions were as follows:
   1996: Larsen--$7,500, Greco--$7,500, Coltman--$7,500, Connolly--$7,500,
   Gilmore--$7,500
   1995: Larsen--$7,500, Greco--$7,500, Coltman--$7,500, Connolly--$7,500,
   Gilmore--$7,500
   1994: Larsen--$7,500, Greco--$6,519, Coltman--$7,500, Connolly--$7,500,
   Gilmore--$7,500
  . The 401 Excess Plan was adopted in 1992. It mirrors the CoreStates
    Employee Stock Ownership and Savings Plan in that it provides investment choices and company matches for employees whose salaries are above ERISA limits for the savings plan. Corporation contributions were:
   1996: Larsen--$30,269, Greco--$13,692, Coltman--$13,192, Connolly--
   $7,269, Gilmore--$5,923
   1995: Larsen--$26,250, Greco--$11,500, Coltman--$11,500, Connolly--
   $6,000, Gilmore--$5,500
   1994: Larsen--$26,035, Greco--$10,404, Coltman--$7,385, Connolly--$4,413,
   Gilmore--$4,808
*****Resigned January, 1997.

                              OPTION GRANT TABLE

  The following table contains information concerning the grant of stock options to the Named Executives as of December 31, 1996:

                            OPTION GRANTS IN 1996*

                           INDIVIDUAL
                             GRANTS
                           ----------
                                 OPTIONS  % OF TOTAL OPTIONS  EXERCISE             BLACK SCHOLES
                          GRANT  GRANTED GRANTED TO EMPLOYEES OR BASE  EXPIRATION   GRANT DATE
NAME                      DATE     (#)         IN 1996         PRICE      DATE    PRESENT VALUE**
----                     ------- ------- -------------------- -------- ---------- ---------------
Terrence A. Larsen...... 2/20/96 102,581        5.257%        $42.625   2/20/06      $653,441
Rosemarie B. Greco...... 2/20/96  52,713        2.701%        $42.625   2/20/06       335,782
Charles L. Coltman III.. 2/20/96  52,713        2.701%        $42.625   2/20/06       335,782
Charles P. Connolly,
 Jr. ................... 2/20/96  24,164        1.238%        $42.625   2/20/06       153,925
Robert N. Gilmore....... 2/20/96  20,557        1.053%        $42.625   2/20/06       130,948

--------
*Options reported in the table above are a combination of incentive and non-qualified stock options. All grants become exercisable one year from the date of grant and must be exercised during employment except in the case of death, disability, retirement or involuntary termination. The contractual term of each option is ten years.
**Results produced by the Black Scholes assumptions:
  Risk-free rate of return--5.73%
  Dividend yield--4.0%
  Expected Time of Exercise--6 years
  Market Price at Grant--$42.625
  Expected Volatility--0.155

                      OPTION EXERCISES AND YEAR-END TABLE

  The following table sets forth information with respect to the Named Executives, concerning the exercise of options during 1996 and unexercised options as of December 31, 1996:

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUE

                                                                  VALUE OF
                                                                 UNEXERCISED
                                                                IN-THE-MONEY
                                                 NUMBER OF         OPTIONS
                                                UNEXERCISED      AT 12/31/96
                          SHARES                OPTIONS AT           ($)
                         ACQUIRED              12/31/96 (#)   ($51.875/SHARE)*
                            ON       VALUE    --------------- -----------------
                         EXERCISE  REALIZED    EXERCISABLE/     EXERCISABLE/
NAME                       (#)        ($)      UNEXERCISABLE    UNEXERCISABLE
----                     -------- ----------- --------------- -----------------
Terrence A. Larsen...... 362,682  $11,819,740 369,550/102,581 8,955,719/948,874
Rosemarie B. Greco......  96,078    2,669,302  134,429/52,713 3,328,316/487,595
Charles L. Coltman III..  38,134      963,789  242,957/52,713 6,253,664/487,595
Charles P. Connolly,
 Jr. ...................  19,060      583,246  122,269/24,164 3,142,161/223,517
Robert N. Gilmore....... 161,805    3,861,244        0/20,557         0/190,152

--------
*Values for Larsen, Greco, Coltman, Connolly and Gilmore respectively represent the cumulative impact of stock options granted over 10, 6, 10, 10, and 10 years respectively. One stock option grant was awarded per named executive in each year an award was made to that executive, with the exception of 1994, in which R. Greco, C. Coltman, C. Connolly and R. Gilmore each received a second grant, on 8/22/94.

                               PENSION BENEFITS

  CoreStates maintains the CoreStates Retirement Plan, a tax-qualified defined benefit plan, which generally covers employees of CoreStates and its participating subsidiaries and affiliates. The Retirement Plan is funded solely by contributions made by CoreStates on an actuarial basis to the Retirement Plan Trust. The normal retirement age under the Retirement Plan is age 65; however, participants may elect early retirement (in some circumstances without actuarial reduction) if certain requirements are met.

  For credited service through December 31, 1996, the Retirement Plan benefit formula is 1.5% of Final Average Compensation ("FAC") up to Social Security Covered Compensation ("SSCC") plus 2.0% of FAC over SSCC, multiplied by years of credited service to a maximum of 25; plus 1.0% of FAC, multiplied by years of credited service over 25 to a maximum of 40. (For years of credited service after December 31, 1996, the Retirement Plan formula has been reduced to 1.25% of FAC up to SSCC plus 1.75% of FAC over SSCC, multiplied by years of credited service to a maximum of 25; plus 0.75% of FAC, multiplied by years of credited service over 25 to a maximum of 40).

  The Final Average Compensation used in calculating the qualified Retirement Plan benefit is the annual average of the highest 60 consecutive months of base pay (excluding all incentive and other non-salary cash payments) during the last ten years of employment. The Final Average Compensation figure corresponds to the elements summarized in the Annual (Salary) Compensation shown in the Summary Compensation Table on page 15 of this proxy statement.

  The Internal Revenue Code (the "Code") limits the amount of benefits which tax-qualified plans such as the Retirement Plan can pay to officers and other highly compensated employees. The CoreStates Financial Corp Supplemental Retirement Plan (the "CoreStates Supplemental Plan") provides benefit amounts which cannot be paid from the qualified Retirement Plan because of such Code limits. If an employee defers salary, the CoreStates Supplemental Plan also pays the difference between what the employee would have gotten in the qualified plan had he or she not deferred salary and the qualified plan benefit excluding the deferred salary. (Certain key executives who came from First Pennsylvania are covered under the First Pennsylvania Retirement Benefit Supplemental Plan, described below, instead of the CoreStates Supplemental Plan.)

  The following table shows, for various periods of credited service and compensation levels, the amount of straight life annuity benefits produced by the Retirement Plan benefit formula for a person retiring at normal retirement age in 1996 (with SSCC of $27,576). The table reflects the combined benefits payable under the qualified Retirement Plan and the CoreStates Supplemental Plan (or Benefit A of the First Pennsylvania Retirement Benefit Supplemental Plan, described below).

                              PENSION PLAN TABLE

                    ESTIMATED ANNUAL PENSION FOR REPRESENTATIVE YEARS OF
   FINAL                              CREDITED SERVICE
  AVERAGE         ----------------------------------------------------------------------------
COMPENSATION         15              20              25              30              35
------------      --------         -------         -------         -------         -------
$125,000          $ 35,432         $47,242         $59,053         $65,303         $71,553
 150,000            42,932          57,242          71,553          79,053          86,553
 175,000            50,432          67,242          84,053          92,803         101,553
 200,000            57,932          77,242          96,553         106,553         116,553
 225,000            65,432          87,242         109,053         120,303         131,553
 250,000            72,932          97,242         121,553         134,053         146,553
 300,000            87,932         117,242         146,553         161,553         176,553
 400,000           117,932         157,242         196,553         216,553         236,553
 450,000           132,932         177,242         221,553         244,053         266,553
 500,000           147,932         197,242         246,553         271,553         296,553
 600,000           177,932         237,242         296,553         326,553         356,553
 700,000           207,932         277,242         346,553         381,553         416,553
 800,000           237,932         317,242         396,553         436,553         476,553

  The First Pennsylvania Retirement Benefit Supplemental Plan (The "FP Supplemental Plan") provides selected key executive officers with retirement benefits in addition to those provided to all eligible employees under the Retirement Plan. The FP Supplemental Plan covers two types of retirement benefits. Benefit A is equal to the excess of the amount that would be payable under the Retirement Plan if it did not contain the limitation on the annual amount of pension benefit payments or the amount of recognizable compensation imposed by the Internal Revenue Code over the amount actually payable under the Retirement Plan in accordance with such limitations. Benefit C is equal to 65% of the participant's average annual base salary for the five consecutive years immediately preceding the participant's retirement or other termination of benefit. Benefit C is then reduced by the aggregate of the following amounts: the benefit under Benefit A, the Social Security benefit, the benefit under the Retirement Plan, and the benefit under any retirement plan provided by a former employer, excluding any portion of such benefit attributable to the participant's own contributions to such plan.

  As of December 31, 1996, the periods of credited service of the CoreStates' executive officers named in the Summary Compensation Table above are as follows:

                                                             PERIOD OF CREDITED
                                                                   SERVICE
                                                             -------------------
Terrence A. Larsen..........................................  18 years, 5 months
Rosemarie B. Greco..........................................   4 years, 9 months
Charles L. Coltman III...................................... 26 years, 10 months
Charles P. Connolly, Jr. ...................................  24 years, 8 months
Robert N. Gilmore...........................................  15 years, 6 months

         TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

  In February 1996, the Human Resources Committee of the Board of Directors approved the terms of termination of employment contracts for the Named Executives and certain other officers of CoreStates. Each Named Executive or identified officer terminated (as defined in the contract) would receive severance pay equal to two times the highest base salary and bonus during the preceding two years. In addition each Named Executive or identified officer would be provided with employee benefits equivalent to those benefits received immediately prior to termination for a two year period following such termination. Payments are limited by the provisions of Section 280G of the Internal Revenue Code of 1986 and are offset by amounts which may be paid under any other CoreStates severance policy. The contracts are for a three year period from April 9, 1996.

                    FIVE-YEAR SHAREHOLDER RETURN COMPARISON


  The following line graph compares CoreStates' five-year cumulative total shareholder return with the Standard & Poor's 500 Composite Index (S&P 500) and the Keefe, Bruyette & Woods 50 Index (KBW 50) a published peer-industry index. The KBW 50 is made up of fifty of the nation's significant banking companies, including money-center and most major regional banks, and is considered representative of the price performance of the nation's largest banks. Both the S&P 500 and the KBW 50 are market-capitalization-weighted indices. The graph assumes an initial investment of $100 and reinvestment of quarterly dividends.

                  Comparative 5 Year Cumulative Total Return
                             12/31/91 To 12/31/96

                           [LINE GRAPH APPEARS HERE]


                Comparison of Five Year Cumulative Total Return
                           December 31, 1991 to 1996
                        CoreStates V. S&P 500 v. KBW 50

--------------------------------------------------------------------------------
                 1991       1992       1993       1994       1995       1996
--------------------------------------------------------------------------------
  CoreStates      100        124        118        123        186        265
--------------------------------------------------------------------------------
  S&P 500         100        108        118        120        165        203
--------------------------------------------------------------------------------
  KBW 50          100        127        134        128        204        289
--------------------------------------------------------------------------------

                 APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
         THE STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS (1997)
                                   (ITEM 2)

  Upon the recommendation of the Human Resources Committee (the "Committee"), the Board of Directors has adopted, subject to shareholder approval, the Stock Compensation Plan for Non-Employee Directors (1997) (the "Directors' Plan"), an amendment and restatement of the Stock Compensation Plan for Non-Employee Directors (1993) (the "1993 Plan"). The major changes to the 1993 Plan are as follows:

  1. Directors of CoreStates Bank, N.A. (the "Bank") will participate in addition to the directors of CoreStates;

  2. A mandatory grant of Common Stock equal to one-half the value of the annual retainer replaces the prior grant of 200 shares per year. Beginning in 1998, directors will have the option to receive up to 100% of their annual retainer paid in Common Stock.

  3. 150,000 shares of CoreStates Common Stock are reserved for future issuance pursuant to awards.

REASONS FOR THE AMENDMENTS

  The Board of Directors believes that it is appropriate to more closely align the interests of CoreStates' and the Bank's directors with the interests of shareholders.

SUMMARY OF AMENDED AND RESTATED PLAN

  The descriptions of the Directors' Plan set forth above and below are a summary, do not purport to be complete and are qualified in their entirety by reference to the provisions of the Directors' Plan, a copy of which is attached hereto as Annex A.

PURPOSES

  The purposes of the Directors' Plan are to further CoreStates' long-term financial success by providing for stock awards to non-employee directors of CoreStates and the Bank; to increase the proprietary interest of such persons by providing further opportunity for ownership of CoreStates' Common Stock; to more closely align the interests of such persons with the interests of CoreStates' shareholders; to attract and retain non-employee directors of exceptional ability; and to motivate non-employee directors to contribute to the success of the business of CoreStates and the Bank.

ADMINISTRATION

  The Directors' Plan will be administered and interpreted by the Board of Directors of CoreStates.

PARTICIPATION

  Non-employee members of the Board of Directors of CoreStates or the Board of Directors of the Bank on or before the date of an annual meeting will participate in the Directors' Plan.

AUTHORIZED SHARES

  The aggregate number of shares of Common Stock reserved for issuance under the Directors' Plan will be 150,000 shares, subject to adjustment as described below.

ADJUSTMENTS

  The Directors' Plan provides that the Board of Directors shall make such equitable changes or adjustments as it deems necessary to the maximum number or class of shares available under the Directors' Plan, and the number and class of shares of Common Stock to be delivered thereunder in the event that the Board of Directors determines that adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants in the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, spin-off or similar corporate transaction.

DELIVERY OF SHARES OF STOCK

  For each calendar year commencing with the calendar year beginning January 1, 1997, each non-employee director who is a director of CoreStates or the Bank on or before the date of an annual meeting of shareholders shall receive a whole number of shares of Common Stock equal in value to 50% of his or her retainer fee payable for services as a director during such calendar year (including any additional retainer fee payable for service as a chairperson of a committee) in lieu of payment of such percentage of retainer fee in cash. Such shares will be issued to each such non-employee director on June 1 of such calendar year.

  Each such share shall be valued at the average of the high and low prices of a share of Common Stock on the Composite Tape for New York Stock Exchange Listed Stocks, as reported in The Wall Street Journal on the last business day preceding the stock payment date. The value of fractional shares shall be paid in cash.

  For each calendar year commencing with the calendar year beginning January 1, 1998, each non-employee director may elect to receive a whole number of shares of Common Stock equal in value to up to 100% of his or her retainer fee payable for services as a director during such calendar year (including any additional retainer fee payable for serving as a chairperson of a committee) in lieu of payment of such percentage of retainer fee in cash. Such election may be made in incremental amounts of 5% of the total retainer fee.

TERM OF PLAN

  The Directors' Plan will become effective upon approval by the shareholders at the Annual Meeting to be held on April 15, l997. The Directors' Plan will remain in effect until June 1, 2007, unless sooner terminated by the Board of Directors.

AMENDMENT

  The Board of Directors may alter, amend, suspend, or terminate the Directors' Plan at any time except that no amendment which requires shareholder approval under Pennsylvania law, under the rules of any securities exchange on which the shares may be listed, or in order for the Directors' Plan to continue to comply with Rule 16b-3 shall be effective unless the same shall be approved by the requisite vote of the shareholders of CoreStates.

                               NEW PLAN BENEFITS

  All non-employee directors of CoreStates and the Bank will participate in the Directors' Plan. There are currently 35 non-employee directors of CoreStates and the Bank. It is not possible to predict the number of shares of Common Stock that will be awarded under the Directors' Plan in 1997. If the Directors' Plan had been in effect in 1996, 11,469 shares of Common Stock would have been awarded to all non-employee directors of CoreStates and the Bank as a group.

ACTION BY SHAREHOLDERS

  Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of CoreStates Common Stock present, either in person or by proxy, at the Annual Meeting and entitled to vote. Since the aggregate number of shares for which a vote "For", "Against", or "Abstain" is made will be counted in determining the minimum number of affirmative votes required for approval of the proposal, an abstention will have the same legal effect as a vote "Against" the proposal.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS (PROXY ITEM 2).

   APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE LONG-TERM INCENTIVE PLAN
                                    (1997)
                                   (ITEM 3)

  Upon the recommendation of the Human Resources Committee (the "Committee"), the Board of Directors has adopted, subject to shareholder approval, the Amended and Restated Long-Term Incentive Plan (1997) (the

"Long-Term Incentive Plan"), an amendment and restatement of the Long-Term Incentive Plan adopted in 1992 (the "1992 Plan"). The major changes to the 1992 Plan are as follows:

  1. The number of shares for which options or awards may be issued under the Long-Term Incentive Plan in any calendar year is limited to 1.5%, rather than the previous 2%, of the issued shares of CoreStates.

  2. Performance shares and performance units have been deleted from the Long-Term Incentive Plan.

  3. Awards of stock options, incentive stock options and stock appreciation rights are capped at 1,000,000 shares of Common Stock in any calendar year for any one participant.

  4. Awards of restricted stock to all partcipants may not exceed 500,000 shares of Common Stock of CoreStates during the term of the Long-Term Incentive Plan.

  5. As newly permitted under applicable law, the Committee and the Board of Directors are given greater discretionary authority to amend the Long-Term Incentive Plan.

  The above and the following description are a summary of the key features of the Long-Term Incentive Plan and are qualified in their entirety by reference to the Long-Term Incentive Plan, which is attached as Annex B to this Proxy Statement.

PURPOSE AND ELIGIBLE PARTICIPANTS

  The Long-Term Incentive Plan is intended to support the business goals of CoreStates and facilitate securing, retaining and motivating key employees of high caliber and potential. The persons eligible to receive awards under the Long-Term Incentive Plan are officers and other key employees of CoreStates and its subsidiaries who are in positions in which their decisions, actions and counsel significantly contribute to the success of the Corporation. Directors who are not officers or key employees at the time of award are not eligible for awards under the Long-Term Incentive Plan.

SHARES AVAILABLE

  The number of shares of CoreStates Common Stock for which options, rights or other awards may be granted under the Long-Term Incentive Plan during any calendar year may not exceed in the aggregate 1.5% of the issued shares of the Common Stock of CoreStates including treasury shares, determined as of the first day of such calendar year. Any unused portion of this percentage limit in any calendar year shall be carried forward and available for awards in succeeding calendar years. Shares of stock subject to an award under the Long-Term Incentive Plan that is cancelled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the participant, including the number of shares withheld or tendered in payment of any exercise or purchase price of an award or taxes relating to an award will again be available for awards under the Long-Term Incentive Plan. Notwithstanding such amount, the number of shares of Common Stock which may be issued pursuant to incentive stock options may not exceed in the aggregate 4,000,000 such shares. Also, the number of shares available under the Long-Term Incentive Plan is subject to adjustment in the event of stock splits, merger and other similar events.

ADMINISTRATION OF THE PLAN

  The Long-Term Incentive Plan shall be administered by a committee of not less than two directors of CoreStates, each of whom qualifies as both a "Non-employee director" under Rule 16(b)-3 of the Exchange Act, and also as an "outside director" as that term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee has extensive authority to determine the employees to whom and the dates on which awards are made and the form, amount, size and other terms and provisions of each option, right or award granted under the Long-Term Incentive Plan. The Committee may also make rules, regulations, interpretations and determinations not inconsistent with the Long-Term Incentive Plan in respect to any restrictions or conditions, accelerations of rights, exercisability, extensions of post termination rights, waivers of performance conditions, deferrals of awards, tax withholding and other matters and may delegate certain responsibilities under the Long-Term Incentive Plan to other persons except its authority in regard to benefits for persons who are officers or directors of CoreStates under Section 16 of the Exchange Act.

FORMS AND PROVISIONS OF AWARDS

  The Committee may grant from time to time long-term incentive awards in the form of non-qualified stock options, incentive stock options, stock appreciation rights, or restricted stock, separately or in combination, as it deems appropriate and in the best interest of CoreStates under the circumstances. Payment for Common Stock acquired through exercise of a non-qualified stock option or an incentive stock option may be made in cash, Common Stock at fair market value, or a combination thereof, as the Committee may determine. Except for awards of restricted stock, which are subject to a cap of 500,000 shares of Common Stock over the life of the Long-Term Incentive Plan, in each calendar year during which the Long-Term Incentive Plan is in effect, the number of stock options, incentive stock options or stock appreciation rights granted to any one participant may not exceed 1,000,000 shares of Common Stock of CoreStates for each type of such award, subject to adjustment in the event of stock splits, merger, and other similar events. A further description of the Plan's provisions concerning the various forms of awards under the Long-Term Incentive Plan is set forth below.

NON-QUALIFIED STOCK OPTIONS

  The option price of stock options and the period during which each option can be exercised is fixed by the Committee, but in no case can the price be less than 100% of the market value of the shares at the time the option is granted. No option may be exercised later than ten years after the date of grant and must be exercised during employment with CoreStates or its subsidiaries or at such other time determined by the Committee except in the case of death, disability, retirement or involuntary separation without cause.

INCENTIVE STOCK OPTIONS

  The option price and the period during which each incentive stock option can be exercised is fixed by the Committee, but in no case can the price be less than 100% of the market value of the shares at the time the incentive stock option is granted. No incentive stock option shall be exercisable later than ten years after the date of grant and must be exercised during employment with CoreStates or its subsidiaries or at such other time determined by the Committee except in the case of death, disability, retirement or involuntary separation without cause.

STOCK APPRECIATION RIGHTS

  Stock Appreciation Rights ("SARs") may be granted, subject to such terms and conditions as are determined by the Committee, and may be in connection with a previously or contemporaneously granted stock option or unrelated to a stock option. SARs entitle the grantee to receive solely in cash upon exercise the excess of (a) the fair market value of a specified number of shares of Common Stock at the time of exercise, as determined by the Committee, over (b) a specified price which shall not be less than 100% of the fair market value of the stock at the time the SARs were granted, or if connected with a previously issued stock option, not less than 100% of the fair market value of the stock at the time such option was granted. SARs may not be exercised later than ten years after the date of grant and must be exercised during employment with CoreStates or its subsidiaries or at such other time determined by the Committee except in the case of death, disability, retirement or involuntary separation without cause.

RESTRICTED STOCK

  Restricted stock may be granted in such form as the Committee shall approve from time to time. Shares awarded pursuant to restricted stock awards are subject to such conditions, terms, restrictions against transfer, substantial risks of forfeiture and attainment of performance objectives and for such period or periods as shall be determined by the Committee. Awards of restricted stock are limited to 500,000 shares of CoreStates Common Stock over the life of the Long-Term Incentive Plan, subject to adjustment in the event of stock splits, merger, and other similar events.

CHANGE OF CONTROL

  In the event of a Change of Control of CoreStates, all then outstanding options and stock appreciation rights become exercisable immediately. A Change of Control is generally deemed to exist in the following circumstances:

  (i) the acquisition (other than from or by CoreStates) of 20% or more of the outstanding voting stock of CoreStates except where the acquirer is a subsidiary of CoreStates, a related benefit plan or trust or another corporation of which 50% or more of such corporations's voting shares following the acquisition are owned by persons who were CoreStates' shareholders immediately prior to the acquisition;

  (ii) the persons serving as directors of CoreStates as of April 15, 1997 and those replacements or additions subsequently approved by a majority vote of the Board cease to make up at least a majority of the Board; or

  (iii) approval by CoreStates' shareholders of a reorganization, merger or consolidation of CoreStates in which the shareholders of CoreStates prior to the merger wind up owning 50% or less of the surviving corporation; or approval by CoreStates' shareholders of a complete liquidation or dissolution of CoreStates or disposition of all or substantially all of the assets of CoreStates.

TERM OF PLAN; AMENDMENTS, TERMINATION

  Subject to its approval by shareholders, the Long-Term Incentive Plan is effective February 18, 1997, and, if so approved, will terminate on February 18, 2007. No awards may be made under the Long-Term Incentive Plan after its expiration date but awards made prior thereto may extend beyond that date. The Board of Directors may amend, alter, suspend or terminate the Long-Term Incentive Plan in whole or in part at any time provided that any such action requiring shareholder approval under applicable law or regulation or the rules of any stock exchange on which the Common Stock is listed, is subject to shareholder approval or ratification. No amendment, alteration, suspension or termination of the Long-Term Incentive Plan shall affect the rights of a participant under an award previously granted.

FEDERAL INCOME TAX CONSEQUENCES

  The following discussion summarizes the Federal income tax consequences to participants who may receive grants of awards under the Amended and Restated Long-Term Incentive Plan (1997).

NON-QUALIFIED STOCK OPTIONS

  For Federal income tax purposes, no income is recognized by a participant upon the grant of a non-qualified stock option under the Long-Term Incentive Plan. Upon the exercise of an option, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the excess of the fair market value of a share of Common Stock on the date of such exercise over the exercise price times the number of shares acquired. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (i) the exercise price, increased by any compensation reported upon the participant's exercise of the option, and (ii) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for more than one year.

  CoreStates is entitled to a deduction (subject to the provisions of Section 162(m) of the Code) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of an option.

INCENTIVE STOCK OPTIONS

  No taxable income is realized by the participant upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to a participant pursuant to the exercise of an incentive stock option granted under the Long-Term Incentive Plan, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to a participant, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to such participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to CoreStates for Federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference. If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from- transfer holding period, generally (a) the participant will realize ordinary income in the year of disposition in the amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price thereof, and (b) CoreStates will be entitled to deduct such amount (subject to the provisions of Section 162(m) of the Code). Any further gain or loss realized will be taxed as short-term capital gain or loss, as the case may be, and will not result in any deduction by CoreStates. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option is treated as a non-qualified stock option.

STOCK APPRECIATION RIGHTS

  No taxable income is recognized by a participant upon the grant of a SAR under the Long-Term Incentive Plan. Upon the exercise of a SAR, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the cash received upon exercise, plus the fair market value on the date of exercise of any shares of Common Stock received upon exercise. Gain realized upon a subsequent sale of shares of Common Stock received on the exercise of a SAR will be eligible for capital gain treatment, with the capital gain holding period commencing on the date of exercise of the SAR. The Corporation is entitled to a deduction (subject to the provisions of Section 162(m) of the Code) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of a SAR.

RESTRICTED STOCK

  Awards of restricted stock generally will not result in taxable income to the participant or a tax deduction to the Corporation for Federal income tax purposes at the time of grant. A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the Common Stock at the time the restricted stock is no longer subject to forfeiture or transferability restrictions. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant will recognize ordinary taxable income on the date of the grant equal to the fair market value of the restricted stock as if such shares were unrestricted and could be sold immediately. If the restricted stock subject to such election is forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the restricted stock after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. However, if the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the restricted shares on the date of the grant as if such shares were then unrestricted and could be sold immediately. CoreStates is entitled to a deduction (subject to the provisions of Section 162(m) of the Code) for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the lapse of restrictions on an award of restricted stock or an election under Section 83(b) of the Code.

LIMITS ON DEDUCTIONS

  Under Section 162(m) of the Code, the amount of compensation paid to the Chief Executive Officer and the four other most highly paid executive officers of CoreStates as of the end of the year for which a deduction is claimed by CoreStates (including its subsidiaries) is limited to $1,000,000 per person, except that compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of CoreStates to claim a deduction for compensation paid to any other executive officer or employee of CoreStates (including its subsidiaries) is not affected by this provision.

  CoreStates has structured the Plan so that any compensation for which CoreStates may claim a deduction in connection with the exercise of non-qualified stock options and SARs, and the disposition by an optionee of shares acquired upon the exercise of incentive stock options will be performance-based within the meaning of Section 162(m) of the Code. Grants of restricted stock are not subject to performance-based criteria and therefore in some cases may be subject to the limitations on deductibility in Section 162(m) of the Code.

                               NEW PLAN BENEFITS

  The selection of participants who will receive awards under the Long-Term Incentive Plan, if it is approved by the shareholders, and the size and type of awards are generally to be determined by the Committee in its discretion. Such future grants are not presently determinable, and it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups for 1997.

ACTION BY SHAREHOLDERS

  Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of CoreStates Common Stock present, either in person or by proxy, at the Annual Meeting and entitled to vote. Since the aggregate number of shares for which a vote "For", "Against", or "Abstain" is made will be counted in determining the minimum number of affirmative votes required for approval of the proposal, an abstention will have the same legal effect as a vote "Against" the proposal. Failure to approve this proposal will result in termination of the Plan.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN (PROXY ITEM 3).

                       SELECTION OF INDEPENDENT AUDITORS
                                   (ITEM 4)

  On February 18, 1997, the Board of Directors of CoreStates selected the firm of Ernst & Young LLP as independent auditors to audit the books, records and accounts of CoreStates for the current fiscal year, subject to ratification by vote of a majority of the shares of CoreStates Common Stock represented at the annual meeting. That firm also served as CoreStates' independent auditors for the prior fiscal year ended December 31, 1996.

  Although the appointment of independent auditors is not required to be approved by shareholders, the Board of Directors believes shareholders should participate in such selection through ratification. If the shareholders fail to ratify the selection of Ernst & Young LLP, the selection of independent auditors will be reconsidered and made by the Board of Directors. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent auditing firm at any time during the year if the board determines that such a change would be in the best interests of CoreStates and its shareholders.

  A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

ACTION BY SHAREHOLDERS

  Adoption of the proposal requires the approval of a majority of the votes cast at the Annual Meeting by all holders of Common Stock. The Pennsylvania Business Corporation Law provides that an abstention is not a vote cast. In this case the abstention will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval, although it will be counted in determining the presence of a quorum.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                                 MISCELLANEOUS

  The Board of Directors is presently not aware of any other business which will be brought before the Annual Meeting. The execution and return of the proxy card will confer upon the appointed proxies the discretionary authority to vote upon such other business as may properly come before the Meeting.

SHAREHOLDER PROPOSALS

  Any shareholder who intends to present a proposal for action at the Annual Meeting of Shareholders to be held in 1998 and desires that such proposal be included in the proxy statement and proxy for such Meeting must furnish the proposal in writing to the Secretary of CoreStates not later than November 3, 1997.

  A COPY (WITHOUT EXHIBITS, UNLESS OTHERWISE REQUESTED) OF CORESTATES' ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDING DECEMBER 31, 1996 WILL BE SUPPLIED WITHOUT CHARGE UPON WRITTEN REQUEST DIRECTED TO CORPORATE COMMUNICATIONS, CORESTATES FINANCIAL CORP, P.O. BOX 7618, PHILADELPHIA, PENNSYLVANIA 19101-7618 OR CALL (215) 973-6006.

                             By order of the Board of Directors

                             /s/ William L. Gaunt

                             William L. Gaunt
                             Secretary

March 4, 1997

                                                                        ANNEX A

                           CORESTATES FINANCIAL CORP

                             AMENDED AND RESTATED

                            STOCK COMPENSATION PLAN
                                      FOR
                            NON-EMPLOYEE DIRECTORS
                                    (1997)

1. PURPOSE

  1.1 CoreStates Financial Corp (the "Company") has established the CoreStates Financial Corp Amended and Restated Stock Compensation Plan for Non-Employee Directors (the "Plan") to further its long-term financial success by providing for stock awards to non-employee directors of the Company and to non-employee directors of CoreStates Bank, N.A. ( the "Bank"), the Company's primary subsidiary. The Plan is intended to increase the proprietary interest of such persons by providing further opportunity for ownership of the Company's Common Stock ("Stock"), to more closely align the interests of such persons with the interests of the Company's shareholders, to attract and retain non-employee directors of exceptional ability, and to motivate non-employee directors to contribute to the success of the Company's and the Bank's business.

  1.2 All elections and transactions under the Plan by persons subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") involving shares of Stock are intended to comply with all exemptive conditions under Rule 16b-3. The Board may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16
(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder. To the extent that any provision of the Plan, the administrative guidelines, or any action or omission with respect to the Plan (including any action by an Eligible Director, as hereinafter defined, that does not satisfy the exemptive conditions under Rule 16b-3 or otherwise) is inconsistent with
Section 16, the provision, guidelines or act or omission shall be deemed null and void, as permitted by applicable law.

2. ADMINISTRATION

  2.1 The Plan shall be administered by the Board of Directors of CoreStates Financial Corp (the "Board").

  2.2 The Board may make such rules and establish such procedures for the administration of the Plan as it deems appropriate to carry out the purpose of the Plan. The interpretation and application of the Plan or of any rule or procedure, and any other matter relating to or necessary to the administration of the Plan, shall be determined in the sole discretion of the Board, and any such determination shall be final and binding on all persons. All determinations of the Board shall be made by a majority of its members at a meeting duly called pursuant to the provisions of the By-laws of the Company. The Board may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable.

  2.3 All costs and expenses involved in administering the Plan shall be borne by the Company.

  2.4 For purposes of the Plan, an "Eligible Director" shall be a member of the Board or a member of the Board of Directors of the Bank who is not an employee of the Company or any subsidiary or affiliate of the Company. If any Eligible Director at any time becomes such an employee, he or she shall thereupon cease to be an Eligible Director.

3. SHARES OF STOCK

  3.1 Shares Reserved. Shares of Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company, provided that the total amount of Stock which may be issued under the Plan shall not exceed 150,000 shares, subject to adjustment in accordance with Section 3.2 hereof.

  3.2 Capital Adjustments. In the event that the Board shall determine that any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, spin-off or a similar corporate transaction affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Directors under the Plan, then the Board shall make such equitable changes or adjustments as it deems necessary to the maximum number or class of shares available under the Plan, and the number or class of shares of Stock to be delivered hereunder.

4. DELIVERY OF SHARES OF STOCK

  4.1 Mandatory Portion. For each calendar year commencing with the calendar year beginning January 1, 1997, each Eligible Director who is a director of the Company or the Bank on or before the date of an annual meeting of shareholders shall receive a whole number of shares of Stock equal in value to 50% of his or her retainer fee payable for services as a director during such calendar year (including any additional retainer fee payable for service as a chairperson of a committee of the Board or Board of Directors of the Bank) in lieu of payment of such percentage of retainer fee in cash. Such shares shall be issued to each such Eligible Director on June 1 (or if such date is not a business day, the next succeeding business day) of such calendar year (the "Stock Payment Date").

  Each such share shall be valued at the average of the high and low prices of a share of Stock on the Composite Tape for New York Stock Exchange Listed Stocks, as reported in The Wall Street Journal on the last business day preceding the Stock Payment Date (the "Share Value Price"). The value of fractional shares shall be paid to the Eligible Director in cash.

  4.2 Elective Portion. For each calendar year commencing with the calendar year beginning January 1, 1998, each person who will be an Eligible Director on January 1 of such year may elect to receive a whole number of shares of Stock equal in value (based on the Share Value Price) to up to 100 percent of his or her retainer fee payable for services as a director during such calendar year (including any additional retainer fee payable for serving as a chairperson of a committee of the Board or Board of Directors of the Bank) in lieu of payment of such percentage of retainer fee in cash. Such election may be made in incremental amounts of 5 percent of the total retainer fee. Such shares shall be delivered to each Eligible Director on the Stock Payment Date. The value of fractional shares shall be paid to the Eligible Director in cash. Any such election shall be irrevocable and shall be made in writing no later than December 31 of the year preceding such year, and shall apply on a pro rata basis with respect to the entire amount of retainer fees earned, or on such other basis as may be agreed to by the Company.

  4.3 Withholding Taxes. The Company shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations it may have to withhold federal, state, or local income or other taxes incurred by reason or payments pursuant to the Plan. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to an Eligible Director upon such terms and conditions as the Company may prescribe.

5. TERM OF PLAN

  5.1 The Plan is subject to approval by the shareholders of the Company at the 1997 Annual Meeting of Shareholders. In no event shall any delivery of shares of Stock be made to any director or other person under the Plan until such time as shareholder approval of the Plan is obtained.

  5.2 The Plan shall remain in effect until June 1, 2007, unless sooner terminated by the Board.

6. AMENDMENT; TERMINATION

  6.1 The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, no amendment which requires shareholder approval under applicable Pennsylvania law, under the rules of any securities exchange on which the shares may be listed, or in order for the Plan to continue to comply with Rule 16b-3 shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company.

7. MISCELLANEOUS

  7.1 Nothing in this Plan shall be construed as conferring any right upon any director to continuance as a member of the Board or the Board of Directors of the Bank.

  7.2 This Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

  7.3 This Plan shall not be construed to require the Company to fund any amount payable under the Plan, to create a trust of any kind or to set aside or earmark any monies or other assets specifically for payments under the Plan.

  7.4 Notwithstanding any other provision of this Plan, the Company shall not be required to award or deliver any certificate for shares of Common Stock under this Plan prior to fulfillment of all of the following conditions:

    a. Any required listing or approval or notice of issuance of such shares on any securities exchange on which the Common Stock may then be traded;

    b. Any registration or other qualification of such shares under any state or federal law or regulation or other qualification which the Board shall upon the advice of counsel deem necessary or advisable; and

    c. The obtaining of any other required consent or approval or permit from any state or federal government agency.

  7.5 No right under this Plan shall be transferable or otherwise subject to anticipation, sale, assignment, pledge, encumbrance or charge except by will or the law of descent and distribution.

                                                                        ANNEX B

                           CORESTATES FINANCIAL CORP

                             AMENDED AND RESTATED

                           LONG-TERM INCENTIVE PLAN
                                    (1997)

  1. PURPOSE. The purpose of the CoreStates Financial Corp Long-Term Incentive Plan (l997), as amended and restated, (the "Plan") is to support the business goals of CoreStates Financial Corp ("CoreStates")and its subsidiaries (together, the "Corporation") by providing incentives and rewards to associate more closely the interests of certain officers and key executives with the interests of CoreStates' stockholders.

  2. EFFECTIVE DATE AND DURATION OF THE PLAN. The effective date of the Plan is February 18, 1997, subject to its approval by the stockholders of CoreStates at the annual meeting to be held on April 15, 1997, or any adjournment thereof. The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of shares or the payment of cash, but no award shall be granted more than ten years after the effective date of the Plan or the date the Plan is approved by the stockholders of CoreStates, whichever is earlier.

  3. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") of not less than two directors of CoreStates, each of whom qualifies as both a "non-employee director" under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and also as an "outside director" as that term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the rules and regulations thereunder. Without limiting the foregoing, the Committee shall have full and final authority in its discretion to conclusively interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the type of award to be made and the amount, size and terms of each such award; to determine the time when awards will be granted; and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, other than its authority with regard to benefits granted to employees who are officers or directors of CoreStates for purposes of Section 16 of the Exchange Act. A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee. All actions of the Committee shall be final, conclusive and binding upon any participant. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

  4. SHARES SUBJECT TO PLAN. The number of shares for which options or awards may be issued under the Plan during any calendar year shall not exceed in the aggregate 1.5 percent of the issued shares of common stock of CoreStates including treasury shares, determined as of the first day of such calendar year. Any unused portion of this percentage limit in any calendar year shall be carried forward and available for awards in succeeding calendar years. Such shares may be authorized and unissued shares or treasury shares. Except as otherwise provided herein, any shares subject to an option or right which for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan. Furthermore, shares of stock subject to an award under the Plan that is cancelled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an award or taxes relating to awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an award or taxes relating to any award, will again be available for awards under the Plan, except that if any such shares could not again be available for awards to a particular participant under any applicable law or regulation, such shares shall be available exclusively for awards to participants who are not subject to such limitation.

  5. PARTICIPANTS. Persons eligible to participate shall be limited to those officers and other key employees of the Corporation and its subsidiaries who are in positions in which their decisions, actions and counsel significantly contribute to the success of the Corporation. Directors of the Corporation who are not otherwise officers or employees of the Corporation or its subsidiaries shall not be eligible to participate in the Plan.

  6. AWARDS UNDER THE PLAN. Awards under the Plan may be in the form of non-qualified stock options, incentive stock options under Section 422 of the Code, stock appreciation rights, restricted stock, or such other forms as the Committee may in its discretion deem appropriate, including any combination of the above. In each calendar year during any part of which the Plan is in effect, a participant may not be granted awards relating to more than 1,000,000 shares of common stock of CoreStates, subject to adjustment as provided in paragraph 16, under each of paragraphs 7, 8, and 9. Total awards to all participants under paragraph 10 shall not exceed 500,000 shares of common stock of CoreStates during the term of the Plan, subject to adjustment as provided in paragraph 16.

  7. STOCK OPTIONS. Options shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Option Price. The purchase price per share of stock deliverable upon the exercise of an option shall not be less than 100% of the fair market value of the stock on the day the option is granted, as determined by the Committee, but in no event less than the par value of such stock.

    (b) Exercise of Option. Each stock option agreement shall state the period or periods of time within which the option may be exercised by the optionee, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the exercise period shall not end later than ten years after the date of the grant of the option.

    (c) Payment for Shares. Stock purchased pursuant to an option agreement shall be paid for in full in cash, common stock of CoreStates at fair market value, or a combination thereof, in an amount or having a combined value equal to the aggregate purchase price for the shares subject to the option or portion thereof being exercised.

    (d) Rights Upon Termination of Employment. In the event that an optionee ceases to be an employee of the Corporation for any cause other than death, disability, retirement or involuntary separation without cause, all options granted to such optionee shall lapse forthwith. In the event employment ceases because an optionee dies, retires, or becomes disabled prior to expiration of his option without having fully exercised his option, the optionee (or his successor if he has died) shall have the right to exercise the option during its term within a period of twelve months after the date employment so ceased, to the extent that the option was exercisable on the date employment ceased due to death, disability or retirement, or during such other period and subject to such terms as may be determined by the Committee. In the event employment ceases because an optionee is involuntarily separated without cause prior to expiration of his option without having fully exercised his option, the optionee (or his successor if he dies in the interim) shall have the right to exercise the option during its term within a period of three months after the date employment so ceased, to the extent that the option was exercisable on the date employment ceased due to involuntary separation without cause, or during such other period and subject to such terms as may be determined by the Committee. As used in the Plan, the phrase "involuntary separation without cause" means a termination of employment by the Corporation at will for reasons other than substantial failure to perform duties, material violation of Corporation policies, unethical activities, misconduct, fraud, or illegal act; provided that, an "involuntary separation without cause" does not include a resignation or a voluntary separation from employment, in either case initiated by the optionee.

  8. INCENTIVE STOCK OPTIONS. Incentive stock options are options to purchase shares of common stock of CoreStates which are intended to satisfy requirements for tax qualified status under the Code. The shares that may be issued pursuant to incentive stock options under the Plan shall not exceed in the aggregate four million (4,000,000) shares of the common stock of CoreStates, subject to adjustment as provided in paragraph 16. Incentive stock options shall be evidenced by incentive stock option agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Option Price. The purchase price per share of stock deliverable upon the exercise of an incentive stock option shall not be less than 100% of the fair market value of the stock on the day the option is granted, as determined by the Committee, but in no event less than the par value of such stock.

    (b) Exercise of Option. Each incentive stock option agreement shall state the period or periods of time within which the option may be exercised by the optionee, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the exercise period shall not end later than ten years after the date of the grant of the option. The Committee shall have the power to permit in its discretion an acceleration of the previously determined exercise terms, subject to the terms set forth herein, under such circumstances and upon such terms and conditions as it deems appropriate.

    (c) Nontransferability. Each incentive stock option agreement shall state that the option is not transferable other than by will or the laws of descent and distribution, and during the lifetime of the optionee is exercisable only by him.

    (d) Payment for Shares. Stock purchased pursuant to an incentive stock option shall be paid for in full in cash, common stock of CoreStates at fair market value, or a combination thereof, in an amount or having a combined value equal to the aggregate purchase price for the shares subject to the option or portion thereof being exercised.

    (e) Rights Upon Termination of Employment. In the event that an optionee ceases to be an employee of the Corporation for any cause other than death, disability, retirement or involuntary separation without cause, all options granted to such optionee shall lapse forthwith. In the event employment ceases because an optionee dies, retires, or becomes disabled prior to termination of his option without having fully exercised his option, the optionee (or his successor if he has died) shall have the right to exercise the option during its term within a period of twelve months after the date employment so ceased, to the extent that the option was exercisable on the date employment ceased due to death, disability or retirement, or during such other period and subject to such terms as may be determined by the Committee. In the event employment ceases because an optionee is involuntarily separated without cause prior to expiration of his option, the optionee (or his successor if he dies in the interim) shall have the right to exercise the option during its term within a period of three months after the date employment so ceased, to the extent that the option was exercisable on the date employment ceased due to involuntary separation without cause, or during such other period and subject to such other terms as may be determined by the Committee.

    (f) Individual Limitations.

      (i) Notwithstanding anything herein to the contrary, to the extent that the aggregate fair market value (determined as of the time the option is granted) of stock for which any employee is granted incentive stock options first exercisable during any calendar year (under all such plans of the Corporation) shall exceed $100,000 (such excess to be determined by taking options into account in the order in which granted), such options shall be treated as options which are not incentive stock options.

      (ii) Notwithstanding anything herein to the contrary, no incentive stock option shall be granted to any individual if at the time the option is to be granted the individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation unless at the time such option is granted the option price is at least 110 percent of the fair market value of the stock subject to option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

    (g) Other terms. Each incentive stock option agreement shall contain such other terms, conditions and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as a tax-favored option within the meaning of Section 422 of the Code, or regulation thereunder. Subject to the limitations of paragraph 17, and without limiting any other provisions hereof, the Committee shall have the power without further approval to amend the terms of the Plan or any awards or agreements thereunder for such purpose.

  9. STOCK APPRECIATION RIGHTS. Awards may be made from time to time in the form of stock appreciation rights. Stock appreciation rights shall be evidenced by stock appreciation rights agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Award. A stock appreciation right shall entitle the grantee, subject to such terms and conditions determined by the Committee, to receive upon exercise thereof all or a portion of the excess of (i) the fair market value of a specified number of shares of common stock of CoreStates at the time of exercise, as determined by the Committee, over (ii) a specified price which shall not be less than 100 percent of the fair market value of the stock at the time the appreciation right was granted, or, if connected with a previously issued stock option, not less than 100 percent of the fair market value of the stock at the time such option was granted. A stock appreciation right may be granted in connection with all or any portion of a previously or contemporaneously granted stock option or not in connection with a stock option.

    (b) Term. Stock appreciation rights shall be granted for a period of not more than ten years, and shall be exercisable in whole or in part, at such time or times and subject to such other terms and conditions as shall be prescribed by the Committee, subject to the following:

      (i) In the event that a grantee ceases to be an employee of the Corporation for any cause other than death, disability, retirement or involuntary separation without cause, all stock appreciation rights granted to such grantee shall lapse forthwith. In the event employment ceases because a grantee dies, becomes disabled or retires without having fully exercised his stock appreciation rights, the grantee (or his successor if he has died) shall have the right to exercise the stock appreciation rights during their term within a period of twelve months after the date employment ceased due to death, disability or retirement to the extent that the right was exercisable on the date employment so ceased, or during such other period and subject to such terms as may be determined by the Committee. In the event employment ceases because a grantee is involuntarily separated without cause prior to expiration of his award, the grantee (or his successor if he dies in the interim) shall have the right to exercise the stock appreciation rights during their term within a period of three months after the date employment so ceased, to the extent that the stock appreciation rights were exercisable on the date employment ceased due to involuntary separation without cause, or during such other period and subject to such other terms as may be determined by the Committee. The Committee in its sole discretion may reserve the right to accelerate previously determined exercise terms, within the terms of the Plan, under such circumstances and upon such terms and conditions as it deems appropriate; and

      (ii) The Committee shall establish such additional terms and conditions without limiting the foregoing, as it determines to be necessary or desirable to avoid "insider-trading" liability in connection with a stock appreciation right under Section 16(b) of the Exchange Act.

    (c) Payment. Upon exercise of a stock appreciation right, payment shall be made in cash or common stock of CoreStates, as determined by the Committee.

    (d) Incentive Stock Options. Stock appreciation rights may be granted in connection with an incentive stock option, but shall not be granted in a manner or form which will result in the failure of such option to qualify as an incentive stock option under Section 422 of the Code, or regulation thereunder. Stock appreciation rights may not be granted, in connection with a grant of incentive stock options, during the term of the incentive stock option.

  10. RESTRICTED STOCK AWARDS. Restricted stock awards under the Plan shall be in the form of shares of common stock of CoreStates, restricted as to transfer and subject to forfeiture, and shall be evidenced by restricted stock agreements in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

    (a) Restriction Period. Shares awarded pursuant to the Plan shall be subject to such terms, conditions, and restrictions, including without limitation prohibitions against transfer, substantial risks of forfeiture and attainment of performance objectives, and for such period or periods of time as shall be determined by the Committee. The Committee shall have the power, in its discretion, to permit an acceleration of the expiration of the applicable restriction period with respect to any part or all of the shares awarded to a participant.

    (b) Restriction Upon Transfer. Shares awarded, and the right to vote such shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as herein provided, during the restriction period applicable to such shares. Notwithstanding the foregoing, and except as otherwise provided in the Plan, the participant shall have all the other rights of a stockholder including but not limited to, the right to received dividends and the right to vote such shares.

    (c) Certificates. Each certificate issued in respect of shares awarded to a participant shall be deposited with CoreStates Bank, N.A., or its designee, and shall bear the following legend:

      "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the CoreStates Financial Corp Long-Term Incentive Plan and an Agreement entered into between the registered owner and CoreStates Financial Corp. Release from such terms and conditions shall obtain only in accordance with the provisions of the Plan and Agreement, a copy of each of which is on file in the office of the Secretary of CoreStates Financial Corp."

    (d) Lapse of Restrictions. Each restricted stock agreement shall specify the terms and conditions upon which any restrictions upon shares awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, certificates(s) free of any restrictive legend shall be issued to the participant or his legal representative.

    (e) Termination Prior to Lapse of Restrictions. In the event of a particpant's termination of employment prior to the lapse of restrictions applicable to any shares awarded to such participant, all shares as to which there still remains unlapsed restrictions shall be forfeited by such participant to CoreStates Financial Corp without payment of any consideration by CoreStates Financial Corp, and neither the participant nor any successors, heirs, assigns or personal representatives of such participant shall thereafter have any further rights or interest in such shares or certificates.

  11. GENERAL RESTRICTIONS. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of common stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or
(iii) an agreement by the recipient of an award with respect to the disposition of shares of common stock, is necessary or desirable as a condition thereunder, such award may not be consummated in whole or in part unless such listing registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

  12. RIGHTS TO TERMINATE EMPLOYMENT. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Corporation or affect any right which the Corporation may have to terminate the employment of such participant.

  13. WITHHOLDING. Whenever the Corporation proposes or is required to issue or transfer shares of common stock under the Plan, the Corporation shall have the right to require the recipient to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate for such shares or the Corporation may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such withholding tax requirements. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements.

  14. NON-ASSIGNABILITY. No benefit under the Plan shall be assignable or transferable by the participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the life of the participant, such award shall be exercisable only by such person or by such person's guardian or legal representative.

  15. NON-UNIFORM DETERMINATION. The Committee's determinations under the Plan (including without limitation determinations of the person to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards, the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

  16. ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of stock which may be delivered in connection with awards granted thereafter, (ii) the number and kind of shares of stock by which annual per- person award limitations are measured under paragraph 6 hereof, (iii) the number and kind of shares of stock subject to or deliverable in respect of outstanding awards and (iv) the exercise price, grant price or purchase price relating to any award and/or make any provision for payment of cash or other property in respect of any outstanding award.

  17. AMENDMENT OR TERMINATION OF THE PLAN. The Committee or the board of directors of CoreStates (the "Board") may at any time terminate the Plan or any part thereof and may from time to time amend the Plan as it may deem advisable. Any such action of the Board or the Committee may be taken without the approval of CoreStates' shareholders, but only to the extent that such shareholder approval is not required by applicable law or regulation, including specifically Rule 16b-3, or the Rules of any stock exchange on which the Common Stock is listed. However, the Board or the Committee may not increase the maximum number of shares which may be issued pursuant to paragraph 8 of the Plan without shareholder approval. The termination or amendment of the Plan shall not, without the consent of the participant, adversely affect such participant's rights under an award previously granted.

  18. CHANGE OF CONTROL. (a) If there is a Change of Control, as defined below, of CoreStates, all outstanding options and stock appreciation rights shall become exercisable immediately prior to the consummation of the Change of Control.

    (b) "Change of Control" of CoreStates shall be deemed to have occurred upon the happening of any of the following events:

      (i) the acquisition, other than from CoreStates, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of common stock of CoreStates or the combined voting power of the then outstanding voting securities of CoreStates entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by CoreStates or any of its subsidiaries, or any employee benefit plan (or related trust) of the Corporation, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of CoreStates immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of CoreStates or the combined voting power of the then outstanding voting securities of CoreStates entitled to vote generally in the election of directors, as the case may be;

      (ii) individuals who, as of February 18, 1997, constitute the board of directors of CoreStates (as of such date the "Incumbent Board") cease for any reason to constitute at least a majority of the board, provided that any individual becoming a director subsequent to such date whose election, or nomination for election by CoreStates' shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of CoreStates (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

      (iii) approval by the stockholders of CoreStates of a reorganization, merger or consolidation of CoreStates, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the common stock and voting securities of CoreStates immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more then 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or of a complete liquidation or dissolution of CoreStates or of the sale or other disposition of all or substantially all of the assets of CoreStates.

  19. EFFECT ON OTHER PLANS. Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Corporation and any awards made pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Corporation unless specifically provided.

  20. GOVERNING LAW. To the extent that federal laws do not otherwise control, the Plan shall be governed by the law of the Commonwealth of Pennsylvania.

P R O X Y

               CORESTATES FINANCIAL CORP--PROXY FOR COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 15, 1997

The undersigned holder of Common Stock of CoreStates Financial Corp ("CoreStates") hereby appoints Buntzie E. Churchill, Park B. Dilks, Jr. and G. Willing Pepper and each or any of them, jointly and severally, proxies with power of substitution, to vote, as designated on the reverse, all shares of CoreStates Common Stock held by the undersigned at the annual meeting of the shareholders of CoreStates to be held at 8:30 A.M., Philadelphia time, on Tues-day, April 15, 1997 in the Ormandy Ballroom at the Doubletree Hotel, Broad and Locust Streets, Philadelphia, Pennsylvania, and at any adjournments thereof, with all the powers the undersigned would possess if personally present. Receipt of the Notice and Proxy Statement, dated March 4, 1997, and the Annual Report to Shareholders for 1996 is hereby acknowledged.

         Election of Directors, Nominees:
         Ernest E. Jones, Marlin Miller, Jr.,
         James M. Seabrook, Peter S. Strawbridge,
         Judith M. von Seldeneck


                              (Notation/Comments)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(If you have written in the above space, please mark the corresponding box on the reverse side of this card)


                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                            . FOLD AND DETACH HERE .

                                 ANNUAL MEETING
                                       OF
                           CORESTATES FINANCIAL CORP

                            TUESDAY, APRIL 15, 1997
                                DOUBLETREE HOTEL
                                   8:30 A.M.
                                ORMANDY BALLROOM
                             BROAD STREET AT LOCUST
                             PHILADELPHIA, PA 19107

 .YOUR VOTE IS IMPORTANT TO US. PLEASE DETACH THE ABOVE PROXY, SIGN THE CARD AND INSERT IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE.

[X]Please
   mark your
   votes as
   in this
   example.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ON THE REVERSE HEREOF AND FOR ITEMS 2, 3, AND 4.
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED ON THE REVERSE HEREOF AND FOR ITEMS 2, 3 AND 4.
--------------------------------------------------------------------------------

                    FOR  WITHHELD                            FOR  AGAINST  ABSTAIN                               FOR AGAINST ABSTAIN
 1. Election of     [_]     [_]  2. Adoption of the Amended  [_]    [_]      [_]  4 . Ratify selection of Ernst  [_]   [_]     [_]
    Directors                       and Restated Directors'                           & Young as CoreStates'
  (see reverse)                     Stock Plan (1997)                                 Independent auditors for
For, except vote withheld from                                                        the fiscal year ending
the following nominee(s) only:   3. Adoption of the Amended  [_]    [_]     [_]       December 31, 1997.
                                    and Restated Long-Term
                                    Incentive Plan (1997)                          5. The Proxies are authorized to
                                                                                      vote in their discretion upon
                                                                                      the transaction of such other
                                                                                      business as may properly come
                                                                                      before the meeting and any
                                                                                      adjournments thereof.

--------------------------------------------------------------------------------

                                                   SPECIAL ACTION
                                    --------------------------------------------

                                    Notation/Comments                        [_]

                                    If you receive more than one Annual      [_]
                                    Report at the address set forth on this
                                    proxy card and have no need for the extra copy(ies), please check the box at the right. This will not affect the distribution of dividends or proxy statements.

                                    --------------------------------------------


SIGNATURE ______________________________ DATE __________
NOTE: YOUR SIGNATURE(S) SHOULD APPEAR AS YOUR NAME(S) APPEAR(S) HEREON. WHEN
      SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                            . FOLD AND DETACH HERE .

      CoreStates Financial Corp and First Chicago Trust Company of New York are pleased to offer the opportunity to have your quarterly dividends deposited directly into your checking or savings account, at no charge to you.

      Direct Deposit's main benefit to you is knowing that your dividends are in your account on the payable date - no more waiting for the check to arrive in the mail - no more waiting in bank lines to deposit the check - the deposit is made automatically for you.

      If you would like to learn more about this convenience and how you can join, please call First Chicago Trust Company of New York at 1-800-317-4445.


                      IMPORTANT: PLEASE VOTE AND SIGN YOUR
                  PROXY AND RETURN IT IN THE ENVELOPE PROVIDED

P R O X Y

                            QUESTPOINT SAVINGS PLAN

                            INSTRUCTIONS TO TRUSTEE

The undersigned participant in the CoreStates Financial Corp ("CoreStates") Common Stock account established pursuant to the above named plan hereby ac-knowledges receipt of the notice and proxy statement dated March 4, 1997 and of the 1996 annual report to shareholders and instructs CoreStates Bank N.A., as Trustee of such plan, to vote the shares of CoreStates Common Stock held by it in such plan, to the extent held for the beneficial interest of the undersigned at the annual meeting of the Shareholders of CoreStates to be held at 8:30 A.M., Philadelphia time, on Tuesday, April 15, 1997 in the Ormandy Ballroom at the Doubletree Hotel, Broad and Locust Streets, Philadelphia, Pennsylvania, and at any adjournments thereof.

Election of Directors, Nominees:

Ernest E. Jones, Marlin Miller, Jr., James M. Seabrook,
Peter S. Strawbridge, Judith M. von Seldeneck






PLEASE DATE, SIGN AND RETURN THIS INSTRUCTION, SEE REVERSE SIDE, IN THE
ENCLOSED ENVELOPE (SEALED) IF YOU WISH YOUR BENEFICIAL INTEREST (AS OF
FEBRUARY 27, 1997) IN THESE SHARES TO BE VOTED.
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                            . FOLD AND DETACH HERE .

                                 ANNUAL MEETING
                                       OF
                           CORESTATES FINANCIAL CORP

                            TUESDAY, APRIL 15, 1997
                                DOUBLETREE HOTEL
                                   8:30 A.M.
                                ORMANDY BALLROOM
                             BROAD STREET AT LOCUST
                             PHILADELPHIA, PA 19107

 .YOUR VOTE IS IMPORTANT TO US. PLEASE DETACH THE ABOVE PROXY, SIGN THE CARD AND INSERT IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE.

[X]Please
   mark your
   votes as
   in this
   example.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ON THE REVERSE HEREOF AND FOR ITEMS 2, 3, AND 4.
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED ON THE REVERSE HEREOF AND FOR ITEMS 2, 3 AND 4.
--------------------------------------------------------------------------------

                    FOR  WITHHELD                            FOR  AGAINST  ABSTAIN                               FOR AGAINST ABSTAIN
 1. Election of     [_]     [_]  2. Adoption of the Amended  [_]    [_]      [_]  4 . Ratify selection of Ernst  [_]   [_]     [_]
    Directors                       and Restated Directors'                           & Young as CoreStates'
  (see reverse)                     Stock Plan (1997)                                 Independent auditors for
For, except vote withheld from                                                        the fiscal year ending
the following nominee(s) only:   3. Adoption of the Amended  [_]    [_]     [_]       December 31, 1997.
                                    and Restated Long-Term
                                    Incentive Plan (1997)                          5. The Trustee is authorized to
                                                                                      vote in its discretion upon
                                                                                      the transaction of such other
                                                                                      business as may properly come
                                                                                      before the meeting and any
                                                                                      adjournments thereof.

--------------------------------------------------------------------------------








SIGNATURE ______________________________ DATE __________
NOTE: YOUR SIGNATURE SHOULD APPEAR AS YOUR NAME APPEARS HEREON. WHEN SIGNING AS
      ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                            . FOLD AND DETACH HERE .



                      IMPORTANT: PLEASE VOTE AND SIGN YOUR
                  PROXY AND RETURN IT IN THE ENVELOPE PROVIDED

P R O X Y

              CORESTATES EMPLOYEE STOCK OWNERSHIP AND SAVINGS PLAN

                            INSTRUCTIONS TO TRUSTEE

The undersigned participant in the CoreStates Financial Corp ("CoreStates") Common Stock account established pursuant to the above named plan hereby ac-knowledges receipt of the notice and proxy statement dated March 4, 1997 and of the 1996 annual report to shareholders and instructs CoreStates Bank N.A., as Trustee of such plan, to vote the shares of CoreStates Common Stock held by it in such plan, to the extent held for the beneficial interest of the undersigned at the annual meeting of the Shareholders of CoreStates to be held at 8:30 A.M., Philadelphia time, on Tuesday, April 15, 1997 in the Ormandy Ballroom at the Doubletree Hotel, Broad and Locust Streets, Philadelphia, Pennsylvania, and at any adjournments thereof.

Election of Directors, Nominees:

Ernest E. Jones, Marlin Miller, Jr., James M. Seabrook,
Peter S. Strawbridge, Judith M. von Seldeneck






PLEASE DATE, SIGN AND RETURN THIS INSTRUCTION, SEE REVERSE SIDE, IN THE
ENCLOSED ENVELOPE (SEALED) IF YOU WISH YOUR BENEFICIAL INTEREST (AS OF
FEBRUARY 27, 1997) IN THESE SHARES TO BE VOTED.
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                            . FOLD AND DETACH HERE .

                                 ANNUAL MEETING
                                       OF
                           CORESTATES FINANCIAL CORP

                            TUESDAY, APRIL 15, 1997
                                DOUBLETREE HOTEL
                                   8:30 A.M.
                                ORMANDY BALLROOM
                             BROAD STREET AT LOCUST
                             PHILADELPHIA, PA 19107

 .YOUR VOTE IS IMPORTANT TO US. PLEASE DETACH THE ABOVE PROXY, SIGN THE CARD AND INSERT IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE.

[X]Please
   mark your
   votes as
   in this
   example.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ON THE REVERSE HEREOF AND FOR ITEMS 2, 3, AND 4.
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED ON THE REVERSE HEREOF AND FOR ITEMS 2, 3 AND 4.
--------------------------------------------------------------------------------

                    FOR  WITHHELD                            FOR  AGAINST  ABSTAIN                               FOR AGAINST ABSTAIN
 1. Election of     [_]     [_]  2. Adoption of the Amended  [_]    [_]      [_]  4 . Ratify selection of Ernst  [_]   [_]     [_]
    Directors                       and Restated Directors'                           & Young as CoreStates'
  (see reverse)                     Stock Plan (1997)                                 Independent auditors for
For, except vote withheld from                                                        the fiscal year ending
the following nominee(s) only:   3. Adoption of the Amended  [_]    [_]     [_]       December 31, 1997.
                                    and Restated Long-Term
                                    Incentive Plan (1997)                          5. The Trustee is authorized to
                                                                                      vote in its discretion upon
                                                                                      the transaction of such other
                                                                                      business as may properly come
                                                                                      before the meeting and any
                                                                                      adjournments thereof.

--------------------------------------------------------------------------------








SIGNATURE ______________________________ DATE __________
NOTE: YOUR SIGNATURE SHOULD APPEAR AS YOUR NAME APPEARS HEREON. WHEN SIGNING AS
      ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                            . FOLD AND DETACH HERE .



                      IMPORTANT: PLEASE VOTE AND SIGN YOUR
                  PROXY AND RETURN IT IN THE ENVELOPE PROVIDED